UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.    )
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

YETI Holdings, Inc.
(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

Payment of Filing Fee (Check all boxes that apply):
☒ No fee required.
☐ Fee paid previously with preliminary materials.
☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

2025

YETI
B4TW
YETI COOLERS

YETI®

YETI
CORE VALUES
1
BE AUTHENTIC AND INNOVATIVE WITH OUR BRAND AND PRODUCTS
2
CONTINUALLY STRIVE FOR IMPROVEMENT
3
PRIORITIZE ACTIVITIES THAT HAVE THE BIGGEST IMPACT
4
BE RESPONSIVE AND GO THE EXTRA MILE
5
ACT WITH A SENSE OF URGENCY
6
NO ONE SUCCEEDS ALONE
BC8256193

YETI Holdings, Inc.
7601 Southwest Parkway
Austin, Texas 78735

March 21, 2025

DEAR FELLOW STOCKHOLDERS:

We are pleased to invite you to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of YETI Holdings, Inc. (“YETI”) to be held virtually on Thursday, May 1, 2025, at 8:00 a.m. CDT, at www.virtualshareholdermeeting.com/YETI2025.

There will not be a physical location for the Annual Meeting, and you will not be able to attend the Annual Meeting in person. However, shareholders will be able to listen, vote and submit questions. You will need to provide the 16-digit control number that is on your Notice of Internet Availability of Proxy Materials (the “Notice”) or on your proxy card if you receive materials by mail. Please review the instructions for virtual attendance included in the accompanying Proxy Statement.

The following pages include a formal notice of the Annual Meeting and YETI’s Proxy Statement. These materials describe the Annual Meeting agenda items and other important information about the Annual Meeting. Please read these materials so that you will know what we plan to do at the Annual Meeting.

To support the conservation of natural resources, we have continued to provide access to our proxy materials over the Internet by mailing a Notice to our stockholders who have not previously requested to receive our proxy materials by mail or e-mail. The Notice provides information on how stockholders can obtain paper copies of our proxy materials if they so choose. This method expedites the receipt of your proxy materials, lowers the costs of the Annual Meeting, and supports conservation of natural resources.

It is important that your shares are voted whether or not you plan to virtually attend the Annual Meeting. You can use any of the voting options available to you as described in the accompanying Proxy Statement and the Notice or proxy card you received.

We hope you will exercise your rights as a stockholder and fully participate in YETI’s future. On behalf of management and our Board of Directors, we thank you for your continued support of YETI.

Sincerely, Matthew J. Reintjes President and Chief Executive Officer, Director

YETI® 2025 Proxy Statement	i

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

DATE Thursday, May 1, 2025	TIME 8:00 a.m. CDT	LOCATION www.virtualshareholdermeeting.com/YETI2025

YETI’s 2025 Annual Meeting of Stockholders (the “Annual Meeting”) will be held virtually. There will not be a physical location for the Annual Meeting, and you will not be able to attend the Annual Meeting in person. To participate in the Annual Meeting, you will need to enter the 16-digit control number and follow the instructions on your proxy card, voting instruction form, or Notice of Internet Availability. See “Questions and Answers about the Annual Meeting” beginning on page 62 of the accompanying proxy statement for more information, including how to vote.

ITEMS OF BUSINESS
At the Annual Meeting, stockholders will be asked to consider and vote on the following proposals:

1
Election of the three Class I director nominees named in the accompanying proxy statement to serve until YETI’s 2028 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified;

2	Approval, by a non-binding advisory vote, of the compensation paid to YETI’s named executive officers (a “say-on-pay” vote); and

3	Ratification of the appointment of PricewaterhouseCoopers LLP as YETI’s independent registered public accounting firm for the fiscal year ending January 3, 2026; and

The stockholders will also transact such other business as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.
STOCKHOLDERS ENTITLED TO VOTE
The Board of Directors has set the close of business on March 3, 2025 as the record date for determining those stockholders who are entitled to receive notice of, attend, and vote at the Annual Meeting or any adjournment(s) or postponement(s) thereof. Only stockholders of record at the close of business on the Record Date are entitled to receive notice of, attend, and vote at the Annual Meeting. A list of stockholders entitled to vote at the Annual Meeting will be available for examination at YETI’s offices for ten days prior to the Annual Meeting.
This Notice of Annual Meeting of Stockholders, the accompanying proxy statement and YETI’s 2024 Annual Report to Stockholders are available at www.proxyvote.com.

YETI® 2025 Proxy Statement	iii

YOUR VOTE IS IMPORTANT
Whether or not you plan to attend the Annual Meeting, you are urged to submit your proxy or voting instructions in one of the manners described in the accompanying materials as soon as possible so that your shares will be represented and voted in accordance with your wishes and in order that the presence of a quorum may be assured at the Annual Meeting. If you plan to attend the Annual Meeting, please have on hand the control number on your proxy card or Notice of Internet Availability you previously received.
By Order of the Board of Directors,
Bryan C. Barksdale
Senior Vice President, Chief Legal Officer and Secretary
March 21, 2025

iv	YETI® 2025 Proxy Statement

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
This proxy statement (this “Proxy Statement”) of YETI Holdings, Inc. (“YETI”) contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical or current fact included in this Proxy Statement are forward-looking statements. Forward-looking statements include statements containing words such as “anticipate,” “assume,” “believe,” “can,” “have,” “contemplate,” “continue,” “could,” “design,” “due,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “likely,” “may,” “might,” “objective,” “plan,” “predict,” “project,” “potential,” “seek,” “should,” “target,” “will,” “would,” and other words and terms of similar meaning in connection with any discussion of the timing or nature of future performance or other events. For example, all statements made relating to future goals, commitments, programs, and initiatives as well as business performance and strategies are forward-looking statements. All forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those that are expected and, therefore, you should not unduly rely on such statements. The risks and uncertainties that could cause actual results to differ materially from those expressed or implied by these forward-looking statements include but are not limited to the risks and uncertainties contained in our filings with the United States Securities and Exchange Commission (the “SEC”), including our Annual Report on Form 10-K for the year ended December 28, 2024, as such filings may be amended, supplemented or superseded from time to time by other reports YETI files with the SEC.
As a result, the actual conduct of our activities, including the development, implementation, or continuation of any program, policy, or initiative discussed or forecasted in this Proxy Statement, may differ materially in the future. As with any projections or estimates, actual results or numbers may vary. The forward-looking statements contained in this Proxy Statement are made based upon detailed assumptions and reflect management’s current expectations and beliefs. While YETI believes that these assumptions underlying the forward-looking statements are reasonable, YETI cautions that it is very difficult to predict the impact of known factors, and it is impossible for YETI to anticipate all factors that could affect actual results. The forward-looking statements included here are made only as of the date hereof. YETI undertakes no obligation to update or revise any forward-looking statement as a result of new information, future events, or otherwise, except as required by law.
WEBSITE REFERENCES
In this Proxy Statement, we make references to our website at www.YETI.com. References to our website throughout this Proxy Statement are provided for convenience only and the content on our website does not constitute a part of, and shall not be deemed incorporated by reference into, this Proxy Statement.

YETI® 2025 Proxy Statement	v

TABLE OF CONTENTS

PROXY SUMMARY

This Proxy Statement is being furnished in connection with the solicitation of proxies by YETI’s Board of Directors (the “Board”) for use at YETI’s Annual Meeting to be held virtually on Thursday, May 1, 2025, at 8:00 a.m. CDT, at www.virtualshareholdermeeting.com/YETI2025 for the purpose of voting on the matters set forth in the Notice of Annual Meeting of Stockholders (the “Annual Meeting Notice”) and any adjournments or postponements thereof. YETI’s proxy materials are first being made available on or about March 21, 2025 to all stockholders entitled to vote at the Annual Meeting.
The summary below highlights certain information contained in this Proxy Statement but does not contain all of the information that you should consider before voting. For more complete information, please review our Annual Report to Stockholders covering YETI’s fiscal year ended December 28, 2024 (our “Annual Report”) and this entire Proxy Statement. See also “Questions and Answers About the Annual Meeting” beginning on page 62 of this Proxy Statement for additional information about the Annual Meeting, including how to vote.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting.
As permitted by SEC rules, YETI has elected to make the Annual Meeting Notice, this Proxy Statement, and our Annual Report available to our stockholders primarily via the Internet at www.proxyvote.com, rather than mailing printed copies of these materials to each stockholder. Each stockholder (other than those who previously requested electronic delivery of all materials or previously elected to receive delivery of a paper copy of the proxy materials) will receive a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) containing instructions on how to access and review the proxy materials, including the Annual Meeting Notice, this Proxy Statement and the Annual Report, on the Internet and how to access an electronic proxy card to vote on the Internet. If you receive a Notice of Internet Availability by mail and would like to receive a printed copy of our proxy materials, please follow the instructions included in the Notice of Internet Availability to request that a paper copy be mailed to you.

YETI® 2025 Proxy Statement	1

Proxy Summary
MATTERS TO BE VOTED ON
The matters to be voted on at the Annual Meeting and the Board’s voting recommendations for such matters are as set forth below:

		Board Recommendation	Page Reference

1	The election of the three Class I director nominees named in this Proxy Statement to serve until YETI’s 2028 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified;	FOR	4

2	The approval, by a non-binding advisory vote, of the compensation paid to YETI’s named executive officers;	FOR	24

3	The ratification of the appointment of PricewaterhouseCoopers LLP as YETI’s independent registered public accounting firm for the fiscal year ending January 3, 2026;	FOR	58

The stockholders will also transact such other business as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.
ABOUT YETI
Headquartered in Austin, Texas, YETI is a global designer, retailer, and distributor of innovative outdoor products. As of December 28, 2024, we employed approximately 1,340 people worldwide, representing 10 countries. We distribute our products through an omni-channel strategy, comprised of our wholesale and our direct-to-consumer (“DTC”) channels. From coolers and drinkware to bags and apparel, YETI products are built to meet the unique and varying needs of outdoor pursuits, whether in the remote wilderness, at the beach, or anywhere life takes you. By consistently delivering high-performing, exceptional products, we have built a strong following of brand loyalists throughout the world, ranging from serious outdoor enthusiasts to individuals who simply value products of uncompromising quality and design. We have an unwavering commitment to outdoor and recreation communities, and we are relentless in our pursuit of building superior products for people to confidently enjoy life outdoors and beyond.
OUR BOARD OF DIRECTORS

Name	Age	Class	Director Since	Current Term Expires	Committee Membership

					Audit	Compensation Committee	Nominating and Governance

Elizabeth L. Axelrod	62	I	2023	2025		●	■
Alison Dean	60	III	2020	2027	■ ▲		■
Frank D. Gibeau	56	I	2020	2025	■	■
Robert A. Katz	58	III	2023	2027		■	■
Mary Lou Kelley	64	II	2019	2026	■		●
Dustan E. McCoy	75	II	2018	2026		■
Matthew J. Reintjes	49	I	2016	2025
Robert K. Shearer «	73	II	2018	2026	●▲
« Chair of the Board ● Committee Chair ■ Committee Member ▲ Audit Committee Financial Expert

2	YETI® 2025 Proxy Statement

Proxy Summary
PEOPLE, PRODUCT, AND PLACES
As a brand rooted in passion for the outdoors, we are committed to serve as responsible stewards of the planet and our communities. YETI is built on the relationships we’ve made, the unparalleled products we create, and the places we've supported and helped to protect. As a result, our strategy, Keep the Wild Wild, centers on three interconnected areas, each with a set of specific goals and programs for addressing our most impactful environmental and social issues: People, Product, and Places.

People	Product	Places

YETI believes that people are central to our long-term success. We aim to create positive social impact for the people in our workforce, supply chain, and communities, while also driving financial performance.
YETI products are durable, high-performing, and built for the wild. We are committed to minimizing the environmental impact of bringing those products to life.
YETI recognizes the role we have to play in ensuring the wild is healthy, thriving, and inclusive for generations to come. The more time we spend outside, the more we understand our responsibility to protect the places we love.

COMMUNITY REACH

15 Communities		200+ Ambassadors

Fish	Hunt	BBQ	Culinary	Beverage

Skate	Surf/Paddle	Ski/Snow	Climb/Alpine	Rodeo

Ranch	Equestrian	Wellness	Golf	Sports

YETI® 2025 Proxy Statement	3

OUR BOARD OF DIRECTORS

PROPOSAL 1. ELECTION OF CLASS I DIRECTORS
The Board currently consists of eight qualified directors with skills aligned to our business and strategy. The table below sets forth the names of our current directors, including each of our Class I directors whose term expires at the Annual Meeting and each director of YETI who will continue to serve as a director after the Annual Meeting. Our Board has nominated each of the three current Class I directors for election at the Annual Meeting as further described under “Director Nominees” below.

Name	Class	Year Term Expires
Elizabeth L. Axelrod	I	2025
Frank D. Gibeau	I	2025
Matthew J. Reintjes	I	2025
Mary Lou Kelley	II	2026
Dustan E. McCoy	II	2026
Robert K. Shearer	II	2026
Alison Dean	III	2027
Robert A. Katz	III	2027
The classified structure of the Board was adopted in our Amended and Restated Certificate of Incorporation, effective October 25, 2018 (the “Certificate of Incorporation”).
Director nominees are elected by a plurality of the votes cast by holders of the shares of our common stock entitled to vote in the election of directors at a meeting of stockholders at which a quorum is present. This means that the three Class I director nominees who receive the most affirmative votes (among votes properly cast in person or by proxy) will be elected to the Board at the Annual Meeting.

The Board unanimously recommends that stockholders vote “FOR ALL” to elect each Class I director nominee to the Board.

4	YETI® 2025 Proxy Statement

Our Board of Directors
BOARD SNAPSHOT

Average Age: 62

Average Tenure: 4.75 Years
DIRECTOR NOMINEES
We are asking our stockholders to elect Elizabeth L. Axelrod, Frank D. Gibeau, and Matthew J. Reintjes to serve as Class I directors for a term of three years ending at our 2028 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified. Each Class I director nominee currently serves as a Class I director whose term expires at the Annual Meeting. The Board has nominated these directors following the recommendation of the Nominating and Governance Committee of the Board.
Each Class I director nominee has consented to be named as a director nominee in this Proxy Statement and to serve as a Class I director if elected, and each Class I director nominee has expressed his or her intention to serve the entire term. However, should any director nominee become unable or unwilling to serve as a director at the time of the Annual Meeting, the proxy holders may vote the proxies for the election of any substitute nominee the Board may nominate or designate, or the Board may reduce the number of directors constituting the Board. Unless otherwise directed, the proxy holders named in the proxy you submit intend to vote “For All” to elect each Class I director nominee to the Board.
The following sections provide information with respect to each nominee for election as a Class I director. It includes the specific experience, qualifications, and skills considered by the Nominating and Governance Committee and the Board in assessing the appropriateness of the person to serve as a director, as well as the start of each director’s tenure on the Board, his or her age, and such director’s committee assignments. Ages are as of March 21, 2025.

YETI® 2025 Proxy Statement	5

Our Board of Directors
CLASS I DIRECTORS (FOR TERMS EXPIRING IN 2028)

Elizabeth L. Axelrod

CAREER HIGHLIGHTS
•Airbnb, Inc., a vacation rental online marketplace company
–Global Head of Employee Experience (2017 - 2021)
•eBay Inc., an e-commerce company
–Senior Vice President, Human Resources (2005 - 2015)
•WPP plc, a multinational communications, advertising, and technology company
–Chief Talent Officer (2002 - 2005)
OTHER PUBLIC COMPANY BOARD SERVICE
•Heidrick & Struggles International, Inc., an international executive search, management and leadership consulting firm (since 2016) — current Chair of Human Resources and Compensation Committee and member of Nominating and Board Governance Committee
•WPP plc, a multinational communications, advertising, and technology company (2002 - 2005)
EDUCATION
•M.P.P.M., Yale University
•B.S., Economics, University of Pennsylvania’s Wharton School
KEY SKILLS AND QUALIFICATIONS
Ms. Axelrod was selected to serve on our Board because of her:
•extensive human resources and talent management experience
•deep understanding of global businesses and e-commerce
•broad experience in corporate strategy

Director Since: December 2023
Age: 62
Committees: Compensation (Chair); Nominating & Governance
Independent: Yes

Frank D. Gibeau

KEY SKILLS AND QUALIFICATIONS
•Take-Two Interactive Software, Inc., a leading developer of interactive entertainment
–President, Zynga Label (since 2022)
•Zynga Inc., a leading provider of social game services
–Chief Executive Officer (2016 - 2022)
•Electronic Arts Inc., a global leader in digital interactive entertainment
–Executive Vice President of EA Mobile (2013 - 2015)
–President of EA Labels (2011 - 2013)
–President of EA Games Label (2007 - 2011)
–Executive Vice President, General Manager, North America Publishing (2005 - 2007)
–Senior Vice President of North American Marketing (2002 - 2005)
OTHER PUBLIC COMPANY BOARD SERVICE
•Hasbro, Inc., a global play and entertainment company (since 2024) — current member of Finance and Capital Allocation Committee
•Zynga Inc., a leading provider of social game services (2015 - 2022)
EDUCATION
•M.B.A., Santa Clara University
•B.S., Business Administration, University of Southern California
KEY SKILLS AND QUALIFICATIONS
Mr. Gibeau was selected to serve on our Board because of his:
•extensive leadership experience in a public company
•extensive public accounting, finance, and internal control experience
•deep knowledge of corporate strategy, product development and brand building

Director Since: February 2020
Age: 56
Committees: Audit; Compensation
Independent: Yes

6	YETI® 2025 Proxy Statement

Our Board of Directors

Matthew J. Reintjes

CAREER HIGHLIGHTS
•YETI Holdings, Inc.
–President and Chief Executive Officer (since 2015)
•Vista Outdoor Inc., a manufacturer of outdoor sports and recreation products, which, prior to 2015, was operated as a reporting segment of Alliant Techsystems Inc.
–Vice President of Outdoor Products (February 2015 - September 2015)
•Alliant Techsystems Inc., an aerospace, defense, and sporting goods company
–Vice President of Accessories (2013 - 2015)
•Bushnell Holdings Inc., a portfolio of leading brands in outdoor and recreation products
–Chief Operating Officer (May 2013 - November 2013)
•Hi-Tech Industrial Services, Inc., a supplier of industrial services
–Chief Operating Officer (January 2013 - May 2013)
•Danaher Corporation, a global science and technology company
–President of KaVo Equipment Group-North America (2011 - 2013)
–President-Imaging (April 2011 - October 2011)
–Roles including Vice President/General Manager, Vice President of Sales, and Senior Product Manager (2004 - 2011)
EDUCATION
•M.B.A., University of Virginia’s Darden School of Business
•B.A., Economics, University of Notre Dame
KEY SKILLS AND QUALIFICATIONS
Mr. Reintjes was selected to serve on our Board because of his:
•perspective and experience as our President and CEO
•extensive experience in corporate strategy, brand leadership, new product development, general management processes
•operations leadership with companies in the outdoor sports and recreation products industries

Director Since: March 2016
Age: 49

YETI® 2025 Proxy Statement	7

Our Board of Directors
DIRECTORS CONTINUING IN OFFICE
The following section provides information with respect to each director of YETI who will continue to serve as a director after the Annual Meeting. It includes the specific experience, qualifications, and skills considered by the Nominating and Governance Committee and the Board in assessing the appropriateness of the person to serve as a director, as well as the start of each director’s tenure on the Board, his or her age, and such director’s committee assignments. Ages are as of March 21, 2025.
CLASS II DIRECTORS (TERMS EXPIRE IN 2026)

Mary Lou Kelley

CAREER HIGHLIGHTS
•Best Buy Co., Inc., a consumer electronics retailer
–President, E-commerce (2014 - 2017)
•Chico’s FAS Inc., a retail women’s clothing chain
–Senior Vice President, E-commerce (2010 - 2014)
•L.L. Bean, Inc. a retail company
–Vice President of Retail Real Estate and Marketing (2006 - 2009)
OTHER PUBLIC COMPANY BOARD SERVICE
•Finning International Inc., a dealer of construction machinery and equipment (since 2018) - Current member of Human Resources Committee and Safety, Environment & Social Responsibility Committee
•Vera Bradley, Inc., a luggage and handbag design company (2015 - 2025)
EDUCATION
•M.B.A., University of Virginia’s Darden School of Business
•B.A., Economics, Boston College
KEY SKILLS AND QUALIFICATIONS
Ms. Kelley was selected to serve on our Board because of her:
•extensive executive leadership experience
•deep knowledge of consumer products, e-commerce, and omni-channel marketing
•knowledge of corporate compensation and governance matters

Director Since: February 2019
Age: 64
Committees: Audit; Nominating & Governance (Chair)
Independent: Yes

8	YETI® 2025 Proxy Statement

Our Board of Directors

Dustan E. McCoy

CAREER HIGHLIGHTS
•Brunswick Corporation, a global manufacturer and marketer of recreation products
–Chairman of the Board and Chief Executive Officer (2005 - 2016)
–President, Brunswick Boat Group (2000 - 2005)
–Vice President, General Counsel and Corporate Secretary (1999 - 2000)
•Witco Corporation, a specialty chemical products company
–Executive Vice President
–Senior Vice President, General Counsel and Secretary
OTHER PUBLIC COMPANY BOARD SERVICE
•Freeport-McMoRan Inc., a mining company (since 2006) — current member of Compensation Committee and Lead Independent Director
•Louisiana-Pacific Corporation, a building materials manufacturer (since 2002) — current member of Compensation Committee and Lead Independent Director
EDUCATION
•J.D., Salmon P. Chase College of Law, Northern Kentucky University
•B.A., Political Science, Eastern Kentucky University
KEY SKILLS AND QUALIFICATIONS
Mr. McCoy was selected to serve on our Board because of his:
•extensive leadership experience
•broad understanding of global businesses
•knowledge of corporate compensation, legal, compliance, governance and disclosure matters

Director Since: October 2018
Age: 75
Committees: Compensation
Independent: Yes

YETI® 2025 Proxy Statement	9

Our Board of Directors

Robert K. Shearer (Chair of the Board)

CAREER HIGHLIGHTS
•VF Corporation, a global lifestyle and apparel company
–Senior Vice President and Chief Financial Officer (2005 - 2015)
–Vice President — Finance and Chief Financial Officer (2003 - 2005)
–Vice President and Controller (2000 - 2003)
–Various senior leadership positions, including two years as President of VF Corporation’s Outdoor Coalition, which was formed with the acquisition of The North Face brand (1986 - 2002)
•Ernst & Young LLP, a multinational professional services firm
–Senior Audit Manager
OTHER PUBLIC COMPANY BOARD SERVICE
•Church & Dwight Co, Inc., a household products manufacturer (since 2008) — current member of Audit Committee
•Kontoor Brands Inc., a global lifestyle apparel company (since May 2019) — current Lead Independent Director of the Board and chair of Audit Committee
EDUCATION
•B.S., Accounting, Catawba College
KEY SKILLS AND QUALIFICATIONS
Mr. Shearer was selected to serve on our Board because of his:
•extensive public accounting, finance, and internal control experience
•experience leading global retail consumer products expansion initiatives
•knowledge of corporate disclosure matters
•broad understanding of global businesses
•experience in investor relations and communications

Director Since: October 2018
Age: 73
Committees: Audit (Chair)
Independent: Yes

10	YETI® 2025 Proxy Statement

Our Board of Directors
CLASS III DIRECTORS (TERMS EXPIRE IN 2027)

Alison Dean

CAREER HIGHLIGHTS
•iRobot Corporation, a leading global consumer robot company
–Executive Vice President, Chief Financial Officer, and Treasurer (2013 - 2020)
–Senior Vice President, Corporate Finance (2010 - 2013)
–Vice President, Finance (2005 - 2010)
•3Com Corporation, a digital electronics manufacturer
– Several senior financial roles (1995 - 2005), including vice president and corporate controller (2004 - 2005) and vice president of finance, worldwide sales (2003 - 2004)
OTHER PUBLIC COMPANY BOARD SERVICE
•SmartRent, Inc., a provider of smart home and smart property solutions for the multifamily industry (since 2024) – current chair of Audit Committee and current member of Compensation Committee
•Everbridge, Inc., a global software company that provides critical event management and enterprise safety applications (2018 - 2024)
EDUCATION
•M.B.A., Boston University
•B.A., Business Economics, Brown University
KEY SKILLS AND QUALIFICATIONS
Ms. Dean was selected to serve on our Board because of her:
•extensive consumer business and corporate finance experience and knowledge
•experience leading global retail consumer products expansion initiatives

Director Since: October 2020
Age: 60
Committees: Audit; Nominating & Governance
Independent: Yes

Robert A. Katz

CAREER HIGHLIGHTS
•Vail Resorts, Inc., a mountain resort company
–Executive Chairperson (since 2021)
–Chairperson (2009 - 2021)
–Chief Executive Officer (2006 - 2021)
•Apollo Management L.P., a private equity investment firm
–Various roles (1990 - 2006)
OTHER PUBLIC COMPANY BOARD SERVICE
•Vail Resorts, Inc. (since 1996) – current executive Chairperson of the Board
EDUCATION
•B.S., Economics, University of Pennsylvania’s Wharton School
KEY SKILLS AND QUALIFICATIONS
Mr. Katz was selected to serve on our Board because of his:
•senior leadership experience at an outdoor sports and recreation company
•deep knowledge of corporate strategy, development and global branding

Director Since: December 2023
Age: 58
Committees: Compensation; Nominating & Governance
Independent: Yes

YETI® 2025 Proxy Statement	11

Our Board of Directors
Cooperation Agreement
On March 14, 2025, we entered into a Cooperation Agreement (the “Cooperation Agreement”) with Engaged Capital, LLC and certain of its affiliates (collectively, “Engaged Capital”). Pursuant to the Cooperation Agreement, the Board agreed to appoint Arne Arens as a director of the Board in Class II, with an initial term expiring at the Company’s 2026 annual meeting of the stockholders, effective no later than March 24, 2025 and contemporaneous with its appointment of J. Magnus Welander as a director of the Board in Class III, with an initial term expiring at the 2027 annual meeting of the stockholders, effective no later than March 24, 2025. Following these appointments, our Board will consist of ten directors, with three directors in Class I, four directors in Class II and three directors in Class III.
BOARD COMPOSITION, QUALIFICATIONS, AND DEMOGRAPHICS
The Nominating and Governance Committee makes recommendations to the Board concerning the composition of the Board and its committees, including size and qualifications for membership. The Nominating and Governance Committee evaluates the composition of the Board at least annually to ensure that the Board’s membership reflects a range of opinions and viewpoints. The Board believes having directors with different backgrounds, skills, perspectives and experiences maximizes group dynamics in terms of function and thought, and brings to bear a Board that is more reflective of the overall investment community, the markets we serve and communities in which our customers reside.
In pursuit of such a composition, in addition to evaluating prospective director nominees against the standards and qualifications set forth in YETI’s Corporate Governance Guidelines and Nominating Policy, the Nominating and Governance Committee evaluates prospective nominees against other factors it determines appropriate. Such other factors may include each nominee’s professional experience, background, education, financial expertise, gender, race/ethnicity, age, and the time each director nominee has to fulfill his or her responsibilities on the Board. In connection with any director candidate search, the Nominating and Governance Committee includes, and instructs any search firm it engages to include, candidates representing a mix of perspectives and backgrounds in the pool from which the committee selects potential non-incumbent director candidates. However, the Nominating and Governance Committee does not assign specific weights to any single criterion, and no particular criterion is necessarily applied to all prospective director nominees.
Below are certain skills and experience that the Board considers important for our directors to have in light of our current business and structure. The director nominees’ biographies above include information pertaining to each nominee’s relevant experience relative to these attributes.

12	YETI® 2025 Proxy Statement

Our Board of Directors
Board Skills Matrix

	Axelrod	Dean	Gibeau	Katz	Kelley	McCoy	Reintjes	Shearer
Experience & Strategic Competencies
Accounting & Finance
We prioritize financial discipline, accurate financial reporting and robust financial controls and compliance, and we value directors with an understanding of accounting and financial reporting processes, including an understanding of GAAP and/or internal controls.
		✓	✓	✓	✓	✓		✓
Business Development/M&A/Strategy
We will continue investing in our business, the brand, and innovation. We value directors who can provide insight into opportunities that support such investment, including experience developing and implementing strategic direction and growth, managing growth operations and completing and integrating mergers and acquisitions.
	✓	✓	✓	✓	✓	✓	✓	✓
Compliance/Corporate Governance/Legal/Risk Management
Familiarity with corporate governance and legal matters enables directors to effectively oversee compliance with legal and regulatory requirements. In addition, experience assessing and managing risks enables directors to effectively oversee and mitigate the most significant risks facing YETI.
			✓			✓		✓
E-Commerce/Consumer Products
Part of our growth strategy involves increasing sales through our DTC
e-commerce channel, which makes directors with experience in e-commerce and consumer products valuable.
	✓	✓	✓		✓	✓	✓	✓
Global Business Expertise
As we continue to expand internationally and become a global organization, directors with global expertise, including experience managing or overseeing global operations that require an understanding of cultural, political, or regulatory requirements, provide useful business and cultural perspectives regarding many significant aspects of our business.
	✓	✓	✓	✓	✓	✓	✓	✓
Marketing/Brand Development
The YETI name and premium brand image are integral to the growth of our business, as well as to the implementation of our strategies for expanding our business. Directors with marketing or brand development experience provide critical insights to our Board.
			✓	✓	✓	✓	✓
Outdoor Sports Industry The Board believes that outdoor and recreation products industry experience and extensive knowledge of YETI’s products are valuable in shaping and enhancing our growth strategy.				✓		✓	✓	✓
Public Company Board Experience
Directors who have served or serve on other public company boards can offer advice and insights with regard to the dynamics and operation of a board of directors, the relationship between a board and the CEO and other management personnel, the importance of particular agenda items and oversight of a changing mix of strategic, operational and compliance matters.
	✓	✓	✓	✓	✓	✓	✓	✓
Senior Leadership Experience
Directors who have served as CEOs or in other senior leadership positions bring experience and perspective in analyzing, shaping, and overseeing the execution of important operational and policy issues at a senior level.
	✓	✓	✓	✓	✓	✓	✓	✓
Talent/Organizational Development Human resources and talent management experience assists our Board in overseeing executive compensation, succession planning, and employee engagement.	✓		✓	✓	✓	✓	✓

YETI® 2025 Proxy Statement	13

CORPORATE GOVERNANCE

YETI and the Board believe that sound corporate governance is a source of competitive advantage for YETI and allows the skills, experience, and judgment of the Board to support our executive management team, enabling management to improve our performance and maximize stockholder value. Our strong corporate governance practices, including those highlighted below, are reflected in our Corporate Governance Guidelines and other key governance documents, which set the framework for our governance structure. YETI’s Corporate Governance Guidelines, along with our other principal governance documents, are available under “Governance” in the Investor Relations section of our website, www.YETI.com.
DIRECTOR INDEPENDENCE
Currently, our Board consists of eight members, seven of whom are independent. For a director to be considered independent in accordance with applicable New York Stock Exchange (“NYSE”) listing standards, the Board must determine that the director does not have any direct or indirect material relationship with us (including as a partner, shareholder or officer of an organization that has a relationship with us). As required by applicable NYSE listing standards, the Board has affirmatively determined that each of Elizabeth L. Axelrod, Alison Dean, Frank D. Gibeau, Robert A. Katz, Mary Lou Kelley, Dustan E. McCoy, and Robert K. Shearer is independent under the NYSE listing standards and free of any material relationships with YETI other than as established through his or her service as a director of YETI.
In determining director independence, the Board considers any transactions or relationships between a director and his or her immediate family and affiliates, on the one hand, and YETI and its management, on the other hand, to determine whether any such transactions or relationships are inconsistent with a determination that the director is independent. In connection with the Board’s assessment of the independence of Mses. Axelrod, Dean, and Kelley and Messrs. Gibeau, Katz, McCoy, and Shearer, we found no such transactions or relationships.
BOARD SIZE AND COMPOSITION
The number of directors comprising the Board is fixed from time to time by resolution of the Board pursuant to the Certificate of Incorporation. The Board is currently fixed at eight directors, seven of whom are independent. The Board recognizes that one of its key responsibilities is to evaluate and determine its optimal governance structure so as to provide independent oversight of management. Given the evolving nature of our business, the Board has determined that the right governance structure for the Board may vary as circumstances warrant. Consistent with this understanding, the directors consider the Board’s size and composition on an annual basis in connection with its annual self-evaluation.
THE BOARD AND ITS COMMITTEES
In 2024, the Board held 7 meetings. Directors are expected to attend all Board meetings, meetings of committees on which they serve, and YETI’s annual meeting of stockholders. More to the point, directors are expected to spend the time needed and meet as frequently as necessary to properly discharge their responsibilities. Each director attended more than 75% of the aggregate of the meetings of the Board and of the meetings held by all committees of the Board on which such director served during the fiscal year ended December 28, 2024 (“fiscal 2024”). All directors then in office attended our 2024 Annual Meeting of Stockholders.
The Board currently has, and appoints the members of, three standing committees: the Audit Committee, the Compensation Committee, and the Nominating and Governance Committee. The principal responsibilities of each of these committees are described generally below and in detail in their respective committee charters, which have been approved by the Board and are available under “Governance” in the Investor Relations section of our website, www.YETI.com. The current members of each committee are identified below.

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Audit Committee	Current Members:		Number of Meetings in fiscal 2024: 5
	•Mr. Shearer (Chair) •Ms. Dean	•Mr. Gibeau •Ms. Kelley

The primary responsibilities of the Audit Committee are to:

•assist the Board in fulfilling its oversight responsibilities with respect to (i) the integrity of YETI’s financial statements, (ii) YETI’s compliance with legal and regulatory requirements, (iii) the independent registered public accounting firm’s qualifications, independence and performance, and (iv) the performance of YETI’s internal audit function;

•prepare the Audit Committee’s annual report included in this Proxy Statement;
•advise and consult with management and the Board regarding the financial affairs of YETI;
•appoint, compensate, retain, dismiss and oversee the work of YETI’s independent registered public accounting firm;

•oversee the YETI’s enterprise risk management process;
•discuss with management material legal matters; and
•review material conflicts of interest and review for approval any related party transactions.

All members of the Audit Committee have been determined to be financially literate and to meet the applicable NYSE and SEC standards for Audit Committee independence. The Board has determined that each of Mr. Shearer and Ms. Dean qualifies as an “audit committee financial expert” within the definition established by the SEC.

Compensation Committee	Current Members:		Number of Meetings in fiscal 2024: 7
	•Ms. Axelrod (Chair) •Mr. Gibeau	•Mr. Katz •Mr. McCoy

The primary responsibilities of the Compensation Committee are to:

•establish and administer YETI’s policies, programs and procedures for compensating and providing benefits to its executive officers;
•make recommendations to the Board regarding the compensation of non-employee directors;
•review and approve corporate goals and objectives relevant to the CEO’s compensation;

•evaluate the CEO’s performance in light of these goals and objectives, and, either as a committee, or together with the independent directors (as directed by the Board), determine and approve the CEO’s compensation level based on this evaluation;
•review and approve corporate goals and objectives relevant to the other executive officers’ compensation, evaluate the other executive officers’ performance in light of these goals and objectives, and determine and approve the compensation level of each other executive officer based on this evaluation;

•prepare the Compensation Committee’s report included in this Proxy Statement;
•make recommendations to the Board with respect to incentive-compensation plans and equity-based plans; and
•assist the Board with management succession planning.

In performing its responsibilities, the Compensation Committee takes into account the recommendations of the CEO and the Chief Human Resources Officer in determining the compensation of executive officers other than with respect to the CEO. Otherwise, our executive officers do not have any role in determining the form or amount of compensation paid to our executive officers.
The Compensation Committee has retained Frederic W. Cook & Co., Inc. (“FW Cook”) as its independent compensation consultant. During fiscal 2024, FW Cook advised on and assisted with the review and evaluation of executive compensation and compensation of our non-employee directors. During fiscal 2024, FW Cook provided no services to YETI other than consulting services to the Compensation Committee regarding executive and non-employee director compensation. The Compensation Committee has reviewed the independence of FW Cook under the specific independence factors adopted by the SEC and NYSE and determined that FW Cook’s work does not raise any conflicts of interest. All members of the Compensation Committee have been determined to meet the applicable NYSE and SEC standards for compensation committee independence.

YETI® 2025 Proxy Statement	15

Corporate Governance

Nominating and Governance Committee	Current Members:		Number of Meetings in fiscal 2024: 4
	•Ms. Kelley (Chair) •Ms. Axelrod	•Ms. Dean •Mr. Katz

The primary responsibilities of the Nominating and Governance Committee are to:

•identify individuals qualified to become members of the Board;
•recommend candidates to fill Board vacancies and newly-created director positions;
•recommend whether incumbent directors should be nominated for re-election to the Board upon the expiration of their terms;

•recommend corporate governance guidelines applicable to the Board and YETI’s employees;
•oversee the evaluation of the Board and its committees;
•assess and recommend Board members to the Board for committee membership; and

•oversee YETI’s engagement with stockholders on corporate governance and other relevant matters.

For an overview of the Nominating and Governance Committee’s process for evaluating and selecting potential board candidates, see “— Director Nomination Process” below.

DIRECTOR NOMINATION PROCESS
YETI’s Nominating Policy, which describes the process for evaluating and selecting potential director candidates, is administered by the Nominating and Governance Committee. The Nominating and Governance Committee has established the following minimum criteria for evaluating prospective Board candidates:
•reputation for integrity, strong moral character and adherence to high ethical standards;
•holds or has held a generally recognized position of leadership in the community and/or chosen field of endeavor and has demonstrated high levels of accomplishment;
•demonstrated business acumen and experience, and ability to exercise sound business judgment and common sense in matters that relate to the current and long-term objectives of YETI;
•ability to read and understand basic financial statements and other financial information pertaining to YETI;
•commitment to understand YETI and its business, industry and strategic objectives;
•commitment and ability to regularly attend and participate in meetings of the Board, Board committees and stockholders, limit the number of other company boards on which the candidates serves (as specified in YETI’s Corporate Governance Guidelines), and ability to generally fulfill all responsibilities as a director of YETI , including in light of the candidate’s other time commitments;
•willingness to represent and act in the interests of all stockholders of YETI rather than the interests of a particular group;
•good health and ability to serve;
•independence under applicable SEC and NYSE rules, and the absence of any conflict of interest (whether due to a business or personal relationship) or legal impediment to, or restriction on, the nominee serving as a director, it being understood that not all directors are required to be independent under the NYSE listing standards; and
•willingness to accept the nomination to serve as a director of YETI.
The Nominating and Governance Committee will also consider the following factors in connection with its evaluation of each prospective nominee:
•whether the prospective nominee will contribute to a mix of backgrounds, skills, perspectives and experiences (based on a consideration of the personal characteristics, skills and experience of all current and prospective directors, which may include a consideration of gender, race and ethnicity) that provide for the representation of a broad range of perspectives on the Board;
•for potential Audit Committee members, whether the nominee possesses the requisite education, training and experience to qualify as “financially literate” or as an “audit committee financial expert” under applicable NYSE and SEC rules;
•for incumbent directors standing for re-election, the incumbent director’s performance during his or her term, including the number of meetings attended, level of participation, overall contribution to YETI, number of other company boards on which the

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director serves and any changed circumstances affecting the individual director that may bear on his or her ability to continue to serve on the Board; and
•the composition of the Board and whether the prospective nominee will add to or complement the Board’s existing strengths.
Our Corporate Governance Guidelines provide that no director may stand for election after reaching age 75 unless the Board approves an exception to this guideline on a case-by-case basis.
The Nominating and Governance Committee solicits possible director candidates from a number of sources — including members of the Board, our CEO and other senior-level executive officers, individuals personally known to the members of the Board, our other outside advisors and the potential re-nomination of incumbent directors. The Nominating and Governance Committee may also employ professional search firms (for which it would pay a fee) to assist it in identifying potential members of the Board. In 2023, the Nominating and Governance Committee also engaged Heidrick & Struggles International, Inc. (“Heidrick & Struggles”) to assist in the process of identifying and evaluating potential independent director candidates, through which Ms. Axelrod was identified as a potential independent director candidate. Ms. Axelrod serves on the board of directors of Heidrick & Struggles and is standing for election by our stockholders at the Annual Meeting. In 2024, the Nominating and Governance Committee engaged Spencer Stuart, a third-party search firm, to assist in the process of identifying and evaluating potential independent director candidates.
The Nominating and Governance Committee will also consider any suggestions of director nominees from stockholders and will evaluate any such prospective nominees in the same manner and against the same criteria as any other prospective nominee identified from any other source. In addition, any stockholder may nominate one or more persons for election as one of our directors at an annual meeting of stockholders if the stockholder complies with the notice, information and consent provisions contained in our Amended and Restated Bylaws (the “Bylaws”). See “— Director Nominations and Stockholder Proposals” in this Proxy Statement and “Notice of Stockholder Business and Nominations” in the Bylaws. In early 2025, reflecting the Company’s ongoing Board refreshment efforts to further align Board composition with YETI’s strategy and future opportunities, the Board identified Mr. Welander as a potential director candidate. In addition, pursuant to the Company’s recent dialogue with Engaged Capital and the terms of the Cooperation Agreement, the Board agreed to appoint Mr. Arens and Mr. Welander as directors of the Board, each effective no later than March 24, 2025. On March 14, 2025 the Board appointed Mr. Arens as a Class II director and Mr. Welander as a Class III director, each effective March 24, 2025.
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
During fiscal 2024, no member of the Compensation Committee (as identified above) had any material interest in a transaction of YETI or a business relationship with, or any indebtedness to, YETI, and none of such directors is currently or formerly an officer or employee of YETI.
None of the members of the Compensation Committee serves as an executive officer of any other entity that has a member of its compensation committee (or if no committee performs that function, the board of directors) serving as one of our executive officers. None of our executive officers have served as members of a compensation committee (or if no committee performs that function, the board of directors) or a director of any other entity that has an executive officer serving as a member of the Compensation Committee or a member of the Board.
BOARD FUNCTION, LEADERSHIP STRUCTURE, AND EXECUTIVE SESSIONS
The Board oversees the performance of YETI’s CEO and other senior management of YETI and works to assure that the best interests of stockholders are served.
The Board does not have a policy requiring either that the positions of the Chair of the Board and CEO should be separate or that they should be occupied by the same individual. The Board believes that this issue is properly addressed as part of the succession planning process and that it is in the best interests of YETI for the Board to make a determination on these matters when it elects a new CEO or Chair of the Board, or at other times when consideration is warranted by the circumstances. Currently, the roles are separate, with Mr. Reintjes serving as our CEO and Mr. Shearer, one of our independent directors, serving as Chair of the Board.

YETI® 2025 Proxy Statement	17

Corporate Governance
The Board is led by the Chair of the Board. The Chair of the Board oversees planning of the annual Board calendar and, in consultation with the other directors and management, schedules and sets the agenda for meetings of the Board. In addition, the Chair of the Board provides guidance and oversight to members of management and acts as the Board’s liaison to management. In this capacity, the Chair of the Board is actively engaged in significant matters affecting YETI.
The Board believes that this leadership structure is appropriate for YETI at this time because it provides our Chair of the Board with the readily available resources to manage the affairs of the Board while allowing our CEO to focus more on operational and management functions. An executive session of the non-management, independent directors is held in conjunction with each regular meeting of the Board.
THE ROLE OF THE BOARD IN SUCCESSION PLANNING
The Board believes effective succession planning, particularly for the CEO, is important to the continued success of YETI. Pursuant to YETI’s Corporate Governance Guidelines and the Compensation Committee Charter, the Compensation Committee oversees the management continuity and succession planning process and annually reports to the Board on succession planning for executive officers of YETI. In addition, at least annually, the Nominating and Governance Committee reports to the Board on succession planning for the Chair of the Board. YETI’s succession plan includes appropriate contingencies in case the CEO or another key executive officer of YETI or the Chair of the Board retires, resigns, dies, or is incapacitated. The Board, with the assistance of the Compensation Committee or the Nominating and Governance Committee, as applicable, will evaluate potential successors to the CEO, other key executive officers, and the Chair of the Board of YETI. The Chair of the Board and the CEO contribute to these evaluations by making available their recommendations and evaluations of potential successors, along with a review of any development plans recommended for such individuals.
THE ROLE OF THE BOARD IN RISK OVERSIGHT
Our internal audit team annually facilitates an enterprise risk assessment with senior management and, through this process, management identifies, aggregates and assesses material risks impacting our company, operations, and strategic objectives, which may include operational, financial, legal and regulatory, human capital, information technology, cybersecurity, ESG, strategic and reputational risks. Management and the Board rank YETI’s risks based on their potential impact to YETI’s ability to meet our strategic priorities. Management determines appropriate risk responses for each identified enterprise risk. Outside of this annual process, management is responsible for our day-to-day risk management activities.
As part of its oversight function, the Board plays an active role, both as a whole and at the committee level, in overseeing management of YETI’s risks. The Audit Committee has primary oversight responsibility with respect to financial risks as well as oversight responsibility for our overall risk assessment and risk management policies and systems. The Audit Committee oversees our procedures for the receipt, retention, and treatment of complaints relating to accounting and auditing matters and oversees our management of legal, ethics and regulatory compliance programs. The Audit Committee regularly interacts with our accounting and legal personnel, internal audit team, ethics & compliance team, and our independent auditors in fulfillment of this oversight function. Our Audit Committee also oversees risks related to our information technology systems, processes, and procedures, including risks related to cybersecurity and data privacy. The Compensation Committee oversees risks relating to our compensation plans and programs, human capital management, management continuity, and succession planning. The Compensation Committee has reviewed and considered our compensation policies and programs in light of the Board’s risk assessment and management responsibilities and will continue do so in the future on an annual basis. The Compensation Committee believes that none of our compensation policies and programs for our executives and other employees encourage excessive or inappropriate risk taking or give rise to risks reasonably likely to have a material adverse effect on us. The Compensation Committee also, on at least an annual basis, considers and evaluates the independence and potential conflicts of interest of its advisors, including its independent compensation consultant. Our full Board is responsible for the oversight of our ESG strategy (which is reviewed and approved by YETI’s CEO at the executive level, with key insight and support from all members of our senior leadership team) and receives updates on our ESG strategy at least annually. Specific ESG topics are addressed by different committees of our Board.
Senior management attends Board and committee meetings at the invitation of the Board or its committees and is available to address any questions or concerns raised by the Board on risk management and any other matters. The Audit and Compensation Committees also rely on the advice and counsel of our independent registered public accounting firm and independent compensation consultant, respectively, to raise awareness of any risk issues that may arise during their regular reviews of our financial statements, audit work, and executive compensation policies and practices. The Board is updated on each committee’s risk oversight and other activities via meeting reports from each committee chair to the full Board at each Board meeting.

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BOARD ASSESSMENTS
At least annually, the Nominating and Governance Committee oversees an evaluation of the performance of the Board as a whole and each committee of the Board. As part of this process, the Board conducts a self-assessment of the Board as a whole to determine, among other matters, whether the Board is functioning effectively and each committee of the Board conducts a self-assessment of the committee’s effectiveness. The results of these assessments are considered by the Nominating and Governance Committee and the Board in connection with recommending and selecting director nominees for election at each annual meeting of stockholders. See “—Director Nomination Process” above for further information.
OVERBOARDING POLICY
YETI’s directors are generally limited to serving on the boards of directors of not more than four total public companies, including YETI, and any director who serves as an executive officer of YETI is limited to serving on the board of directors of two total public company boards, including YETI. The Board may, in its discretion, approve exceptions to this policy on a case-by-case basis upon recommendation of the Nominating and Governance Committee. Directors must advise the Chair of the Board and the Chair of the Nominating and Governance Committee in advance of accepting an invitation to serve on the board of directors (or similar body) of another company. Additionally, the Chief Executive Officer and other executive officers of YETI must seek the approval of the Board before accepting membership on other boards (or similar bodies), including corporate and charitable boards. Neither the Chief Executive Officer nor any other executive officer of YETI may serve on any board of directors of a company if the chief executive officer or another executive officer of that company is serving on YETI’s Board. Each member of our Board is currently in compliance with our overboarding policy. Our Nominating and Governance Committee reviews this policy periodically as part of its annual review of our Corporate Governance Guidelines, and reviews each director’s total board service annually in connection with its evaluation of incumbent directors standing for re-election as described under “—Director Nomination Process.”
CODE OF BUSINESS CONDUCT
We are dedicated to maintaining the highest ethical standards throughout our business and operations. YETI’s written code of business conduct (the “COBC”) applies to our directors, executive officers, and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, and persons performing similar functions. The COBC expands upon YETI’s commitment to legal and disclosure compliance and more fully addresses the protection and proper use of YETI’s assets. It includes provisions to promote compliance with applicable governmental laws, rules, and regulations, including, without limitation, securities laws, antitrust laws, and anti-bribery and anti-corruption laws. The COBC also implements more detailed standards for reporting and enforcement of violations of the COBC.
A current copy of the COBC is posted under “Governance” on the Investor Relations section of our website, www.YETI.com. To the extent required by applicable rules adopted by the SEC and the NYSE, we intend to disclose future amendments to the COBC, or waivers from the COBC granted to our executive officers and directors, at this location.
COMMUNICATION WITH THE BOARD
We encourage our stockholders and other interested persons to communicate with the Board. Written communications to members of the Board, the independent members of the Board as a group, or the Chair of the Board can be sent to the following: Board of Directors, c/o YETI Holdings, Inc., 7601 Southwest Parkway, Austin, Texas 78735. All such communications will be forwarded to the applicable directors for their review, except for communications that (a) contain material that is not appropriate for review by the Board based upon the Bylaws and the established practice and procedure of the Board, or (b) contain improper or immaterial information.

YETI® 2025 Proxy Statement	19

Corporate Governance
INSIDER TRADING POLICY
We maintain an Insider Trading Policy governing, among other things, the purchase, sale and other dispositions of our securities by our directors, executive officers, other employees, and other persons with access to material nonpublic information, such as contractors or consultants, as determined by YETI from time to time. We believe our Insider Trading Policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, as well as the NYSE listing standards applicable to us. Among other things, our insider trading policy prohibits our employees, directors and consultants from trading in our securities while in possession of material non-public information. The foregoing summary of our Insider Trading Policy does not purport to be complete and is qualified by reference to the full text of our Insider Trading Policy, a copy of which can be found as Exhibit 19.1 to our Annual Report on Form 10-K filed with the SEC on February 24, 2025. Because our Insider Trading Policy is designed to address transactions in our securities by our executive officers, other employees, members of the Board and other designated persons, our Insider Trading Policy does not govern purchases of our securities by our company.
ANTI-HEDGING AND ANTI-PLEDGING POLICIES
Pursuant to YETI’s Insider Trading Policy, directors, executive officers, other employees, and other persons with access to material nonpublic information, such as contractors or consultants, as determined by YETI from time to time, may not engage in transactions of a speculative or risk mitigating nature involving YETI securities at any time, including, but not limited to, put or call options, straddles or other transactions involving YETI-based derivative securities, margining YETI securities, or otherwise pledging YETI securities as collateral or entering into any other hedging transactions that hedge or offset or are designed to hedge or offset any decrease in the market value of YETI Securities (including prepaid variable forward contracts, equity swaps, collars and exchange funds). In addition, individuals subject to our Insider Trading Policy are prohibited at all times from short-selling YETI common stock.
NON-EMPLOYEE DIRECTOR COMPENSATION PROGRAM
Our directors receive compensation in accordance with our Non-Employee Director Compensation Policy. All of our non-employee directors are currently eligible to receive compensation under this Policy.

Position	Annual Retainer ($)

Board Service (all directors)
Cash Retainer	75,000
Equity Retainer (1)	145,000
Leadership Roles
Non-Executive Chair of the Board	115,000
Lead or Presiding Director of the Board (if any)	40,000
Committee Chair Service
Audit Committee Chair	25,000
Compensation Committee Chair	20,000
Nominating and Governance Committee Chair	20,000
Special Committee Chair (e.g., strategic transactions, investigations, key employee searches)	(2)
Committee Membership
Audit Committee	12,500
Compensation Committee	10,000
Nominating and Governance Committee	10,000
Special Committee (if established)	7,500
(1) Granted in the form of RSUs or DSUs, as described below under “Equity Compensation.”
(2) To be determined if and when any Special Committee is established.

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CASH COMPENSATION
Absent a deferral election, cash compensation is paid quarterly in arrears and pro-rated based on days of service on the Board. Each non-employee director is also entitled to receive additional cash compensation for serving as the chair of the Board, the chair of a committee, or a committee member. All of our directors are reimbursed for their reasonable out-of-pocket expenses related to their service as a member of the Board or one of its committees.
By the end of the taxable year before the next annual meeting of our stockholders, or on a pro rata basis as of the date of a non-employee director’s initial election or appointment to the Board, non-employee directors are able, subject to compliance with tax deferral rules, to elect to defer into deferred stock units (“DSUs”) all or part of the annual cash retainer, or chair or committee cash fees, that would be earned between such date and our next annual meeting of stockholders, which we refer to as the service period. Such DSUs would be issued on the first day of the service period on the basis of our stock price on the date of grant, rounded down for any partial shares. Such DSUs would vest on the earlier to occur of (a) the first anniversary of the date of grant and (b) the next following annual meeting of our stockholders, subject to the director’s continued service through the applicable vesting date. Any vested DSUs will be settled in shares of our common stock on the earlier of (a) a date specified by the non-employee director in his or her deferral election form and (b) the six-month anniversary of the non-employee director’s cessation of service on the Board.
During any period of deferral, non-employee directors will accrue dividend equivalents on their DSUs to the extent dividends are paid on shares of our common stock. The definitive terms regarding any DSUs will be set forth in the DSU award agreement and the accompanying deferral election form completed by the applicable director.
EQUITY COMPENSATION
On the date of each annual meeting of our stockholders, or on a pro rata basis upon initial election or appointment to the Board, non-employee directors are granted an award of restricted stock units (“RSUs”) worth $145,000 (based on our closing stock price on the date of grant). This award vests in full on the earlier to occur of (a) the first anniversary of the date of grant and (b) immediately prior to our next annual meeting of our stockholders, subject to the director’s continued service through the applicable vesting date.
Our non-employee directors are able to elect to defer all or part of the grant of RSUs in the form of DSUs, which will vest in full on the same basis as a non-employee director’s RSUs vest and will be settled in shares of our common stock. The terms of such DSUs are the same as described above regarding cash compensation deferred as DSUs.
COMPANY PRODUCT DISCOUNT
Directors are encouraged to use YETI products to enhance their understanding and appreciation of YETI’s business. To incentivize this behavior, directors are entitled to a discount off the suggested retail price of certain of our products.
NON-EMPLOYEE DIRECTOR STOCK OWNERSHIP GUIDELINES
The Board has adopted stock ownership guidelines for directors which specify target amounts of share ownership. Each of our non-employee directors is required to own stock in an amount equal to not less than five times his or her annual cash retainer. For purposes of this requirement, a non-employee director’s holdings include shares of our common stock held directly or indirectly, individually or jointly, as well as vested or earned share awards, including, but not limited to, shares underlying vested or earned RSUs and DSUs.
Until the stock ownership requirements have been satisfied, non-employee directors are required to retain 100% of the shares received upon settlement of restricted stock or RSUs (net of shares with a value equal to the amount of taxes owed by such non-employee director in respect of such settlement).

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Corporate Governance
FISCAL 2024 DIRECTOR COMPENSATION TABLE
The table below sets forth information regarding all compensation awarded to, earned by, or paid to our non-employee directors during fiscal 2024.

Name	Fees earned or paid in cash(1) ($)	Stock Awards(2) ($)	Total ($)

Elizabeth L. Axelrod	78,671	145,000	223,671
Alison Dean	93,740	145,000	238,740
Frank D. Gibeau	94,993	145,000	239,993
Robert Katz	78,671	145,000	223,671
Mary Lou Kelley	99,979	145,000	244,979
Dustan E. McCoy	97,507	145,000	242,507
Robert K. Shearer	197,452	145,000	342,452
(1)Represents retainers for Board service and for Board chair, committee chair and committee service. Ms. Kelley and Mr. Shearer elected to defer a portion of their annual cash retainer and committee cash fees, as applicable.
(2)Represents the grant date fair value of RSUs granted on May 7, 2024 calculated in accordance with FASB Accounting Standards Codification Topic 718 (“Topic 718”). Mses. Axelrod and Kelley and Mr. Shearer elected to receive DSUs in lieu of RSUs. As of December 28, 2024, Ms. Axelrod held 4,941 DSUs, Ms. Dean held 1,342 DSUs and 4,077 RSUs, Mr. Gibeau held 6,322 DSUs and 4,077 RSUs, Mr. Katz held 4,077 RSUs, Ms. Kelley held 22,290 DSUs, Mr. McCoy held 3,155 DSUs and 4,077 RSUs, and Mr. Shearer held 48,681 DSUs.
EXECUTIVE OFFICERS
Below is a list of the names, ages, positions, and a brief summary of the business experience of individuals who serve as our executive officers as of March 21, 2025.

Name	Age (as of March 21, 2025)	Position
Matthew J. Reintjes	49	President and Chief Executive Officer, Director
Michael J. McMullen	51	Senior Vice President, Chief Financial Officer and Treasurer
Bryan C. Barksdale	54	Senior Vice President, Chief Legal Officer and Secretary
Martin H. Duff	49	Senior Vice President, Supply Chain and Operations
Matthew J. Reintjes. Mr. Reintjes’ biographical information is disclosed on page 7 of this Proxy Statement under “Director Nominees—Class I Directors (for Terms Expiring in 2028).”
Michael J. McMullen. Mr. McMullen was appointed by our Board to serve as Senior Vice President, Chief Financial Officer and Treasurer in February 2023. Prior to that, Mr. McMullen served as our interim Chief Financial Officer and Treasurer since October 2022. Mr. McMullen joined YETI as Head of Financial Planning & Analysis in February 2016 and served as Vice President of Finance from March 2017 until his appointment as interim Chief Financial Officer and Treasurer. Prior to joining us, Mr. McMullen served for twelve years with Dell Inc. in various financial roles and for five years with PricewaterhouseCoopers. Mr. McMullen holds a B.B.A. in Accounting from Texas A&M University and an M.B.A. from Northwestern University Kellogg School of Management.

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Corporate Governance
Bryan C. Barksdale. Mr. Barksdale has served as our Chief Legal Officer since February 2024, our General Counsel since August 2015 and our Secretary since December 2015. Mr. Barksdale was named as a Senior Vice President in September 2018. Prior to joining us, Mr. Barksdale served as General Counsel of iFLY Holdings, Inc., a designer, manufacturer, and operator of vertical wind tunnels used in indoor skydiving facilities, from January 2015 to July 2015. From August 2010 to January 2015, Mr. Barksdale served as Chief Legal Officer, General Counsel, and Secretary of Bazaarvoice, Inc., a social commerce software-as-a-service company. From February 2005 to August 2010, Mr. Barksdale practiced corporate and securities law at Wilson Sonsini Goodrich & Rosati, Professional Corporation. Mr. Barksdale previously practiced corporate and securities law with Brobeck, Phleger & Harrison LLP and with Andrews Kurth LLP. Mr. Barksdale holds a B.A. from The University of Texas at Austin, an M.Ed. from the University of Mississippi, and a J.D. from Washington & Lee University School of Law.
Martin H. Duff. Mr. Duff joined YETI in November 2022 as Senior Vice President, Supply Chain & Operations to oversee all global sourcing planning, quality, logistics, fulfillment and inventory controls and YETI-wide continuous improvement initiatives. Before joining YETI, Mr. Duff spent 11 years at VF Corporation, a global apparel, footwear, and accessories company, in several supply chain leadership roles. He most recently served as the Vice President, Supply Chain — Americas Region, where he led all supply chain planning, inventory management, customer service, distribution and logistics functions for brands including The North Face, Vans, Supreme, Timberland and Dickies across the US, Canada, Mexico, and distributor markets. Before this role, Mr. Duff lived in Hong Kong as the Vice President, Footwear Sourcing & Digital Product Creation for Vans, The North Face, Timberland, Altra, and Reef across China, Vietnam, Bangladesh, Cambodia, and the Philippines. Before his time at VF Corporation, Mr. Duff spent nine years at Johnson & Johnson and served in several operational leadership positions overseeing supply chain and operational logistics for brands such as Neutrogena and the Oral Care business portfolio. Mr. Duff holds a B.S. in Marketing and International Business and a M.S. In Business Administration from Pennsylvania State University.

YETI® 2025 Proxy Statement	23

EXECUTIVE COMPENSATION

PROPOSAL 2. APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION PAID TO OUR NAMED EXECUTIVE OFFICERS
In accordance with the requirements of Section 14A of the Exchange Act and the related rules of the SEC, our stockholders have the opportunity to approve, on an advisory (non-binding) basis, the compensation paid to our named executive officers (“NEOs”) as disclosed pursuant to the SEC’s compensation disclosure rules, which disclosure includes the Compensation Discussion and Analysis, the compensation tables, and the narrative disclosures that accompany the compensation tables (a “say-on-pay” vote). At our 2020 Annual Meeting of Stockholders, stockholders voted on a non-binding proposal to advise on whether the advisory vote on executive compensation should occur every one, two or three years. As a majority of our stockholders voted in favor of an annual advisory vote, the Board decided to annually provide stockholders with an advisory vote on the compensation of our NEOs. Accordingly, YETI is providing stockholders with its annual advisory vote on executive compensation. We are asking stockholders to indicate their support for our NEOs’ compensation as described in this Proxy Statement by voting “For” the following resolution at the Annual Meeting:
“RESOLVED, that the compensation paid to the named executive officers, as disclosed in this Proxy Statement pursuant to the SEC’s executive compensation disclosure rules, which disclosure includes the Compensation Discussion and Analysis, the accompanying compensation tables, and the related narrative disclosure, is hereby approved.”
As an advisory vote, this proposal is not binding. However, the Board and the Compensation Committee, which is responsible for designing and administering our executive compensation program, value the opinions expressed by stockholders in their vote on this proposal and will consider the outcome of the vote when making future executive compensation decisions.
As described in detail in the Compensation Discussion and Analysis, our executive compensation program is designed to motivate and reward exceptional performance in a straightforward and effective way, while also recognizing the size, scope, and success of YETI’s business. We believe that our executive compensation program, with its balance of short-term incentives and long-term incentives, rewards sustained performance that is aligned with long-term stockholder interests. We encourage stockholders to read the Compensation Discussion and Analysis, the accompanying compensation tables, and the related narrative disclosures, which set forth the details of our executive compensation program.

The Board unanimously recommends that stockholders vote “FOR” the approval, on an advisory basis, of the compensation paid to our NEOs as disclosed in this Proxy Statement.

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Executive Compensation
COMPENSATION DISCUSSION AND ANALYSIS
We are committed to providing our stockholders with a thorough understanding of our executive compensation program and its link to our strategic objectives and business priorities. This compensation discussion and analysis (“CD&A”) describes the philosophy, objectives, process, components and additional aspects of our 2024 executive compensation program and aligns with the amounts shown in the executive compensation tables that immediately follow. While the principles underlying YETI’s compensation philosophy extend to all levels of the organization, this CD&A and the accompanying tables specifically analyze and provide historical compensation information for our NEOs.
Our Named Executive Officers for Fiscal 2024(1)

Matthew J. Reintjes	Michael J. McMullen	Bryan C. Barksdale	Martin H. Duff	S. Faiz Ahmad(2)

President and Chief Executive Officer	Senior Vice President, Chief Financial Officer and Treasurer	Senior Vice President, Chief Legal Officer and Secretary	Senior Vice President, Supply Chain and Operations	Former Senior Vice President, Chief Commercial Officer
(1)As of the end of fiscal 2024, YETI had four current executive officers.
(2)As disclosed in YETI’s 2024 Proxy Statement, Mr. Ahmad served as Senior Vice President, Chief Commercial Officer until his employment was terminated, effective March 1, 2024.

CD&A Reference Guide
Section I.	Executive Summary
Section II.	Compensation Philosophy and Objectives
Section III.	Compensation Determination Process
Section IV.	Fiscal 2024 Compensation Program
Section V.	Additional Compensation Policies and Practices

YETI® 2024 Proxy Statement	25

Executive Compensation
I. Executive Summary
Fiscal 2024 Financial Highlights*
YETI is a performance-driven organization, and the Compensation Committee believes there is a strong connection between our growth, the targets we communicate externally, and the corresponding compensation decisions that we make with respect to our NEOs and the organization as a whole. In fiscal 2024:
•Adjusted net sales increased 9% to $1,838.7 million from the prior year.
•Adjusted gross profit increased 13% to $1,076.9 million, or 58.6% of adjusted net sales, compared to $956.5 million, or 56.9% of adjusted net sales, in the prior year.
•Adjusted operating income, which, in addition to adjusted net sales, is a performance metric under our annual short-term incentive plan, increased 18% to $309.4 million, or 16.8% of adjusted net sales, compared to $262.8 million, or 15.6% of adjusted net sales, in the prior year.
•Adjusted net income increased 19% to $234.0 million, or 12.7% of adjusted net sales, compared to $197.0 million, or 11.7% of adjusted net sales in the prior year, and our adjusted net income per diluted share increased 21% to $2.73, compared to $2.25 per diluted share in the prior year.
Note: $ in millions, except percentages.
* For a reconciliation of adjusted net sales, adjusted gross profit, adjusted operating income, adjusted net income and adjusted net income per diluted share as set forth in this Proxy Statement to the nearest GAAP measure, see “Appendix A: Reconciliation of Non-GAAP Measures.”

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Executive Compensation
Fiscal 2024 Performance Achievement
Based on our performance relative to our pre-established performance goals, we achieved a payout at 108.4% of target under the Short-Term Incentive Plan (“STIP”) covering the performance period of fiscal 2024 and a payout at 126% of target for the performance-based restricted stock (“PBRS”) covering the performance period of fiscal 2022 through fiscal 2024.
Overview of 2024 Compensation Program
YETI’s 2024 compensation program for NEOs consisted of base salary; annual cash incentive award under the STIP; and long-term equity incentive (“LTI”) award, split between performance-based restricted stock units (“PBRSUs”) and time-based restricted stock units (“RSUs”).

Compensation Type		Pay Element	Key Features	Objective
Fixed	Cash	Base Salary	•Reviewed annually •Fixed pay based on each executive’s role, skills, experience, performance, external market value, and internal equity	•Provide stable compensation to executive officers and allow us to attract and retain skilled executive talent and maintain a stable leadership team
Variable		Short-Term Annual Incentive Award
•Requires the achievement of adjusted net sales and adjusted operating income targets
•Sets target cash award as a percentage of base salary
•Annual payouts range from 0% to 200% of the target opportunity
•Reward achievement of key drivers of our annual operating plan (“AOP”)
	Equity	Long-Term Incentive Award: Time-Based RSUs	•Paid in shares of YETI common stock upon vesting •3-year vesting period: 1/3 after year 1, then 1/6 semi-annually thereafter	•Link compensation to stockholder value creation through stock price growth •Promote retention
Long-Term Incentive Award: Performance-Based RSUs
•Number of PBRSUs eligible to vest is based on cumulative free cash flow performance, with a relative total stockholder return modifier
•Paid in shares of YETI common stock upon vesting
•3-year performance period with cliff vesting after the performance period
•Requires corporate performance against goals to be at least 90% of target in order for any PBRSU award to be earned
•Caps PBRSU payout at 200% of the target award for maximum performance
•Link executives’ interests to long-term operating performance and shareholder value creation •Promote long-term focus and retention
Key 2024 Compensation Program Decisions
The Compensation Committee regularly reviews all components of our compensation program in order to verify that each executive officer’s total compensation is consistent with our compensation philosophy and objectives and that each component is serving a purpose in supporting the execution of our strategy. In fiscal 2024, our Compensation Committee's key decisions included:
•In the STIP, changed the performance range for Adjusted Operating Income from plus or minus 10% of AOP to plus or minus 15% of AOP; and
•No special one-time grants were awarded to the NEOs.

YETI® 2025 Proxy Statement	27

Executive Compensation
II. Compensation Philosophy and Objectives
Compensation Philosophy
YETI’s compensation philosophy is based on the following core components:

Align pay with business strategy and stockholders’ interests	Motivate and reward achievement of key goals	Provide competitive pay to attract and retain talent	Balance value and cost considerations

•Our performance metrics are consistent with our AOP
•Equity awards promote long-term operational focus, and in turn, stock price performance, which tie executive officer interests with those of our stockholders

•Our performance-based incentives use financial metrics that tie to our short- and long-term goals
•We motivate executive officers to accomplish our key strategic goals by clearly linking quantitative objectives to compensation

•We reference the structure and amounts paid at peer group companies and industry surveys
•Each executive officer’s compensation may vary from peer group companies or industry surveys to reflect their specific experience, skills, responsibilities, or other internal factors

•We consider the overall costs of our executive compensation program to ensure that both YETI and the executive officers get value from the program
•We monitor pay levels and elements in the industry and with our peers so that compensation decisions are made with consideration of value and cost

We strive to align our executive compensation program with the interests of YETI and our stockholders. The chart below highlights certain pay practices that we utilize and those that we avoid.

What We Do		What We Don’t Do
✓	Link a significant portion of pay to business or stock performance	✗	No employment agreements other than with the CEO
✓	Balance short- and long-term compensation	✗	No dividends on unearned awards
✓	Apply robust stock ownership guidelines to officers and directors	✗	No hedging or pledging of YETI securities by our employees or directors
✓	Have a clawback policy that permits recovery in the event of certain restatements of financial results or as required by laws	✗	No repricing of underwater stock options without stockholder approval
✓	Maintain double trigger change-in-control provisions	✗	No excessive perquisites
✓	Regularly review share utilization	✗	No excise tax gross-ups
✓	Use an independent compensation consultant	✗	No special retirement programs specific to executive officers

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Executive Compensation
Compensation Risk Assessment
In designing our executive compensation program, we also consider many other factors, including risks that may arise from the structure of our program. Because short- and long-term incentives motivate executive officers to pursue achievement of challenging goals, we consider whether the program may lead to undue pressure on executive officers to take excessive risks. In connection with this, there are a number of items in our executive compensation program to mitigate such risks, including stock ownership guidelines, a clawback policy, prohibitions on hedging and pledging, and other aspects, as discussed below under “— Additional Compensation Policies and Practices.” For fiscal 2024, the Compensation Committee discussed and analyzed risks associated with YETI’s compensation policies and practices for executive officers and all employees generally. The Compensation Committee did not identify any risks arising from YETI’s compensation programs or practices that are reasonably likely to have a material adverse effect on YETI.
III. Compensation Determination Process
Role of the Compensation Committee
The Compensation Committee is responsible for establishing our compensation philosophy and objectives, determining the structure, components and other elements of our programs in order to accomplish our articulated compensation objectives, and reviewing and approving, or recommending for approval by the Board, the compensation of the NEOs.
Each year, the Compensation Committee reviews the elements of our executive compensation program to verify the alignment of the program with our business strategy and with the items that we believe drive the creation of stockholder value and to determine whether any changes would be appropriate. The Compensation Committee obtains input from executive officers regarding our annual operating plan, expected financial results, and related risks. With this information as its foundation, the Compensation Committee establishes the performance-based metrics and targets for the STIP and, using a multi-year projection, for the PBRSUs under the LTIP’s executive compensation program.
The Compensation Committee sets appropriate threshold, target, and maximum performance goals to motivate financial performance without incentivizing excessive risk-taking. Following completion of the performance year or period, the Compensation Committee evaluates achievement relative to the pre-established performance goals and determines and certifies corresponding payouts earned.
Role of the Independent Compensation Consultant
The Compensation Committee engaged FW Cook to serve as its independent compensation consultant in fiscal 2024. FW Cook reports directly to the Compensation Committee, and the Compensation Committee has the sole authority to retain, terminate, and obtain the advice of FW Cook at YETI’s expense to assist it in the performance of its duties and responsibilities. The Compensation Committee selected FW Cook as its consultant because of the firm’s expertise and reputation.
The Compensation Committee has worked with FW Cook to: assess our executive compensation philosophy, objectives and components; develop a peer group of companies for compensation comparison purposes; review considerations and market practices related to short-term incentive plans and long-term equity and other incentive plans; collect comparative compensation levels for each of our executive officer positions; assess our executive officers’ base salaries, short-term annual incentive targets, and long-term equity compensation levels; review our equity compensation strategy, including the development of award guidelines; and review board of director compensation and design practices.
While the Compensation Committee takes into consideration the review and recommendations of FW Cook when making decisions about our executive compensation program, ultimately, the Compensation Committee makes its own independent decisions about compensation matters.
The Compensation Committee has assessed the independence of FW Cook pursuant to SEC and NYSE rules. In doing so, the Compensation Committee considered various factors bearing upon FW Cook’s independence, including the nature and amount of work performed for the Compensation Committee and the fees paid for those services in relation to the firm’s total revenues. FW Cook did not provide any services to us other than the services provided to the Compensation Committee as described herein. Based on its consideration of the foregoing and other relevant factors, the Compensation Committee concluded that there were no conflicts of interest and that FW Cook is independent under applicable standards.

YETI® 2025 Proxy Statement	29

Executive Compensation
Role of Say-On-Pay Vote
In this Proxy Statement, our stockholders are being asked to participate in our say-on-pay vote (see Proposal 2). Our stockholders will have the opportunity to cast a say-on-pay vote on an annual basis so that they may regularly express their views on our executive compensation program.

95.2% Approval
The Compensation Committee considers the results of our annual say-on-pay advisory vote and other feedback received from stockholders throughout the year when making executive compensation decisions for the NEOs. At our 2024 Annual Meeting, 95.2% of the shares represented at the Annual Meeting approved our proposal regarding the compensation paid to YETI’s NEOs. Taking into account the positive support received in 2024, the Compensation Committee believes YETI provides a competitive, stockholder-aligned compensation program that effectively retains and motivates our executives. As described below, during fiscal 2024, the Compensation Committee continued to emphasize the linkage between pay and performance by maintaining the weighting of performance-based awards out of the total equity awards at 75% for our CEO and 50% for the other NEOs.

Compensation Peer Group and Peer Selection Process
The Compensation Committee believes that obtaining market data is important in making determinations about executive compensation. Such information provides helpful context and a solid reference point for making decisions, even though, relative to other companies, there are differences and unique aspects of YETI. When making decisions about the structure and component mix of our executive compensation program, the Compensation Committee takes into consideration the structure and components of, and the amounts paid under, the executive compensation programs of comparable peer companies, as derived from public filings and other sources. However, the Compensation Committee does not have any formal benchmarking policy and uses the peer compensation data solely as a reference point when making compensation decisions for the NEOs using its business judgment. The Compensation Committee, with the assistance of FW Cook, uses the following guiding principles when selecting peer group companies:

Business Focus	Talent Sources	Competitors for Investments

Companies that operate in similar industries, ideally with similar cost structures and geographic footprint.	Companies that are competitors for our talent.	Companies that investors may consider alternative investment opportunities.

Peer Group Size	Company Size	Overall Reasonableness

The peer group should have a sufficient number of companies, generally 12 to 20, to provide meaningful results and to lessen volatility in comparative compensation values.	Companies of comparable organizational scale and complexity or of comparable market value or financial performance make for good reference points, though companies outside the parameters may be included if other factors present a compelling justification.	The peer group, in totality, is reasonable and defensible for comparison purposes.

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Executive Compensation
The Compensation Committee reviews the peer group annually. FW Cook provides the Compensation Committee with peer group data, including the revenues, EBITDA, net income, assets, employees, and market capitalization of each peer company in comparison to that of YETI. The peer group used to evaluate competitive market compensation of our NEOs for fiscal 2024 consisted of the following 18 companies:

Acushnet Holdings Corp. Canada Goose Holdings Inc. Capri Holdings Limited Columbia Sportswear Company Crocs, Inc.	Deckers Outdoor Corporation Fox Factory Holding Corp. Garmin Ltd. GoPro, Inc. Helen of Troy Limited	Johnson Outdoors Inc. Kontoor Brands, Inc. Oxford Industries, Inc. Peloton Interactive, Inc. Skechers U.S.A., Inc.	Under Armour, Inc. Topgolf Callaway Brands Corp. Vista Outdoor Inc.

The Compensation Committee, with assistance from FW Cook, conducted its annual review of the peer group in July 2024. At this time, YETI was ranked at approximately the 28th percentile for revenue and 55th percentile for market capitalization among its peer group. Based on its review of the aforementioned guiding principles and additional data provided by FW Cook, the Compensation Committee decided to alter the peer group it is using for performing market checks on executive and director compensation for fiscal 2025 and going forward by removing GoPro, Inc., Skechers U.S.A., Inc., and Vista Outdoor Inc., and adding Sonos, Inc. As of July 2024, GoPro, Inc.’s market capitalization was substantially smaller than ours and Skechers U.S.A., Inc.’s revenue was substantially larger than ours. In addition, as of July 2024, Vista Outdoor Inc. was undergoing a number of corporate restructuring initiatives, including separating its Revelyst and The Kinetic Group segments into separate companies. Sonos, Inc. is in the household durables industry, has a recognizable brand, and its product uses include outdoor and recreation. We believe these peer group changes have the effect of better balancing YETI’s peer group with companies of comparable market value, financial performance, and business focus.
Role of the Chief Executive Officer
The Compensation Committee works with our CEO to set the target total direct compensation of each of our NEOs other than our CEO. As part of this process, our CEO reviews market surveys and proxy peer data when available, evaluates each NEO, determines his recommendations about the target compensation of each NEO, and delivers his evaluations and compensation recommendations to the Compensation Committee.
Taking into account our CEO’s evaluations and recommendations and other information it deems relevant, such as our achievement of corporate goals, responsibilities and experience, as well as the compensation philosophy described above and with reference to the peer group data, the Compensation Committee sets the target total direct compensation of our NEOs. Our CEO does not play any role with respect to any matter affecting his own compensation and is not present when the Compensation Committee discusses and formulates the compensation recommendation for the CEO.

YETI® 2025 Proxy Statement	31

Executive Compensation
IV. Fiscal 2024 Compensation Program
The following elements of target total direct compensation are set annually by the Compensation Committee for each executive: base salary; annual cash incentive award under the STIP; and LTI award, split between PBRSUs and time-based RSUs. The STIP awards are at-risk and vary based on financial performance. The LTI awards are at-risk and vary based on financial and stock price performance.
The following graphic titled “YETI CEO Target Pay Mix” shows the allocation of target total direct compensation payable to our CEO. The graphic titled “YETI Peer Target Pay Mix” reflects equivalent information for our peer group.
YETI CEO Target Pay Mix
YETI Peer Target Pay Mix
Base Salary
Base salaries provide fixed compensation to executive officers and help us to attract and retain the executive talent needed to lead the business and maintain a stable leadership team. We evaluate a number of factors when setting base salaries, including:
•Roles & responsibilities: We consider each executive officer’s areas of responsibility, role and experience.
•Professional background: Factors such as education, skills, expertise, professional experience and achievements are considered.
•Competitiveness: The base salary of executive officers is evaluated for competitiveness by considering, as a reference point, information with respect to comparable positions at companies in our peer group and other market surveys.
•Internal pay equity: The variation in the base salary among executive officers is designed to reflect the differences in position, education, scope of responsibilities, previous experience in similar roles and contribution to the attainment of our goals.
During the annual compensation review cycle in the first quarter of 2024, the Compensation Committee reviewed each then employed executive officer’s performance, YETI’s performance, and market data provided by FW Cook on our peer companies and the general industry to determine whether any changes to base salaries were warranted for fiscal 2024. The Compensation Committee determined that Mr. Reintjes’ base salary was appropriately aligned with market-based compensation paid to CEOs in our peer group; therefore, his base salary was maintained at the level set in 2023. Mr. McMullen’s, Mr. Duff’s, and Mr. Barksdale’s base salary was increased 11%, 6%, and 3.5%, respectively.

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Executive Compensation

NEO	Start of 2024 Base Salary	Increase	End of 2024 Base Salary(1)

Matthew J. Reintjes	$1,025,000	0.0%	$1,025,000
Michael J. McMullen	$450,000	11.0%	$500,000
Martin H. Duff	$425,000	6.0%	$450,000
Bryan C. Barksdale	$425,000	3.5%	$440,000
S. Faiz Ahmad	$550,000	0.0%	—
(1)For the actual base salaries paid to our NEOs during fiscal 2024, please see “— 2024 Summary Compensation Table.”
2024 Short-Term Incentives
The STIP rewards NEOs for the achievement of key short-term financial and operational objectives that the Compensation Committee views as critical to the execution of our business strategy and ensures each executive officer is focused on strategic goals that we believe will ultimately drive long-term value for our stockholders. The STIP is based entirely on YETI’s performance with respect to company performance metrics and, to ensure each executive officer is focused on the same goals, there are no division, geographic or individual components.
The calculation of the STIP payout amount for each NEO can be summarized by the following formula:

$ Eligible Salary	×	Target Opportunity %	×	Payout %	=	$ STIP Payout
Target Opportunity
Among other factors, the target STIP opportunity percentages are determined with reference to peer group companies and market surveys and the proportion of total direct compensation represented by the target STIP percentage. In fiscal 2024, the target STIP percentages of the NEOs remained unchanged from fiscal 2023 and were denominated as a percentage of annual eligible salary as set forth below:

NEO	2024 Target STIP Opportunity (% of Eligible Salary)
Matthew J. Reintjes	150%
Michael J. McMullen	75%
Martin H. Duff	60%
Bryan C. Barksdale	60%
S. Faiz Ahmad	75%

YETI® 2025 Proxy Statement	33

Executive Compensation
Performance Goals
The amount of the payout, if any, under the STIP is based on our achievement against Adjusted Net Sales and Adjusted Operating Income. These two metrics underscore YETI’s emphasis on the critical strategic priorities of growth and profitability, and the Compensation Committee considers them building blocks to achieving our key strategic goals and growing stockholder value.
Each year, the Compensation Committee sets threshold and maximum performance levels that it believes represent a significant challenge. In 2023, the Adjusted Operating Income threshold and maximum performance levels were 90% and 110%, respectively. For 2024, the Compensation Committee changed the performance range to 85% to 115%, which better aligned with competitive ranges observed in the marketplace. The Compensation Committee believes that by widening the performance range, we retain our challenging performance target while ensuring that maximum payouts would only be obtained for truly exceptional performance. The 2024 STIP performance metrics and their respective performance levels and weighting are shown below:

Adjusted Net Sales* (40% Weighting)	+	Adjusted Operating Income* (60% Weighting)
•Performance threshold: 90% of target •Performance maximum: 110% of target		•Performance threshold: 85% of target •Performance maximum: 115% of target
* Adjusted net sales and adjusted operating income are non-GAAP measures that we use to compare our performance to other companies. For a reconciliation of adjusted net sales and adjusted operating income as set forth in this Proxy Statement to the comparable GAAP measures, see “Appendix A: Reconciliation of Non-GAAP Financial Measures.”
The Compensation Committee sets annual goals for each of the performance metrics at levels that it considers rigorous and challenging based, in part, on its evaluation of the relevant risks and opportunities. More specifically, the Compensation Committee reviews the relevant financial objectives set forth in our AOP and assesses various factors related to the achievability of these goals, including the risks associated with achieving specific actions that underlie our AOP and the implied performance relative to prior years. Considering these factors, the fiscal 2024 target for Adjusted Net Sales represented a 9.9% growth rate over our fiscal 2023 financial results, and the target for Adjusted Operating Income represented a 14.3% growth rate over our fiscal 2023 financial results.
Payout levels represent the amount to be paid to NEOs based on the level of actual performance relative to the goals. In order to motivate performance and underscore the importance of achieving, or closely approaching, the performance goals, the Compensation Committee set the payout at 0% for achievement below the threshold level of performance. If we achieve the target performance level for either metric, 100% of the target incentive payment for that metric will become payable to the NEOs, and if we achieve the maximum performance level for either metric, 200% of the target incentive payment for that metric will become payable to the NEOs. If the threshold performance level is achieved for either metric, performance between the threshold and target levels and between the target and maximum levels will result in a payout for each metric that is interpolated in a straight-line manner. Payouts are capped at 200% of the target opportunity.
Fiscal 2024 Performance and Payout
The Compensation Committee verifies our achievement relative to the pre-established goals to determine the respective performance levels, and then translates those performance levels to payout levels based on the payout curve. As described above, Adjusted Net Sales increased 9% to $1.8 billion and Adjusted Operating Income increased 18% to $309.4 million, which resulted in 108.4% STIP payouts for our NEOs.

Performance Metric	Below Threshold ($)	Threshold ($)	Target ($)	Maximum ($)	Actual Result

Adjusted Net Sales	<1,662.7	1,662.7	1,847.4	2,032.1	$1,838.7
	Less than ~90%	~90%	100%	~110%
Adjusted Operating Income	<255.2	255.2	300.3	345.3	$309.4
	Less than ~85%	~85%	100%	~115%
Payout Percentage	0%	50%	100%	200%	108.4%
Note: $ in millions, except percentages.

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Executive Compensation
The Compensation Committee then takes into account each NEO’s target opportunity percentage to determine the total STIP payout for each NEO. The Compensation Committee presents the determination of the STIP payout amounts to the Board for its review. Based on fiscal 2024 performance, the Compensation Committee approved the following STIP payouts for each NEO:

NEO	Eligible Salary ($)	Target Opportunity Percentage (% of Eligible Salary)	Payout Percentage (%)	STIP Payout ($)

Matthew J. Reintjes	1,025,000	150%	108.4%	1,666,650
Michael J. McMullen	492,308	75%	108.4%	400,246
Martin H. Duff	446,154	60%	108.4%	290,179
Bryan C. Barksdale	437,692	60%	108.4%	284,675
S. Faiz Ahmad	93,425	75%	108.4%	75,954
2024 Long-Term Incentives
The third primary component of our executive compensation program, and the largest, is LTI awards. We make equity grants under our 2024 Equity and Incentive Compensation Plan, which our stockholders approved in 2024. The grant dates for awards made in 2024 are detailed in the “2024 Grants of Plan-Based Awards” table later in this Proxy Statement.
The Compensation Committee believes LTI opportunities motivate and reward executive officers to achieve multi-year strategic goals and to deliver sustained long-term value to stockholders. LTI awards create a strong link between payouts and performance and alignment between the interests of executive officers and the interests of our stockholders. LTI awards also promote retention, as executive officers will only receive value if they remain employed by us over the required term, and they foster an ownership culture among our executive officers by making executive officers stockholders with a personal stake in the value they are intended to create.
The Compensation Committee intends to make grants of LTI awards annually during the first quarter of our fiscal year following the release of financial results for the preceding fiscal year. The Compensation Committee may also grant LTI awards in other circumstances, such as when an individual is hired or promoted. During the annual compensation review cycle in the first quarter of each year, the Compensation Committee establishes target LTI opportunities for each of the NEOs employed at that time, expressed as a percentage of base salary. In establishing the percentage, the Compensation Committee considers the following:
•the values of, allocations to, and proportion of total compensation represented by, the long-term incentive opportunities at the peer group companies and in market surveys;
•individual performance and criticality of, and expected future, contributions of the NEO;
•time in role, skills and level of experience; and
•retention considerations.
Equity Mix
Consistent with the Compensation Committee’s continuing focus on pay-for-performance, in fiscal 2024, NEOs other than our CEO received LTI awards consisting of an equal mix of PBRSUs and time-based RSUs. Our CEO received LTI awards consisting of 75% PBRSUs and 25% RSUs in 2024. The Compensation Committee believes that this weighting reflects YETI’s commitment to a highly performance-oriented compensation program that incentivizes our CEO to continue driving future growth and shareholder value creation.

YETI® 2025 Proxy Statement	35

Executive Compensation
2024 CEO Equity Mix

2024 Non-CEO Equity Mix
RSU Terms
Our annual grants of time-based RSUs vest over the course of three years. One-third of the award vests on the first anniversary of the grant date, and one-sixth of the award vests on each of the first four six-month anniversaries thereafter.
PBRSU Terms
The PBRSUs are eligible to cliff vest following the end of a three-year performance period based on cumulative free cash flow (“FCF”), with the number of PBRSUs eligible to vest subject to potential modification based on YETI’s relative total stockholder return (“TSR”) compared to companies within the Russell 2000 Index. These multi-year performance goals incentivize our executive officers to drive company performance and promote consistent growth in stockholder value across a longer time horizon.
The Compensation Committee selected FCF because it is a key performance metric for consumer goods companies and is indicative of our ability to generate liquidity and increase stockholder value. We define FCF as net cash provided by operating activities, less purchases of property and equipment. The Compensation Committee approved threshold, target, and maximum performance levels at the time of grant as shown in the table below. Vesting for performance between any of the performance levels specified below is interpolated on a straight-line basis.

FCF Performance Level	% of Target PBRSUs Eligible to Become Vested
Less Than Threshold	0%
Threshold	50%
Target	100%
Maximum or Greater	200%
The number of PBRSUs eligible to vest may be further modified based on YETI’s percentile ranking of its TSR relative to the TSR of the companies that were in the Russell 2000 Index as of the start of the performance period (“Relative TSR Modifier”). The Relative TSR Modifier uses the 20-trading day average stock price prior to the start and end date of the performance period to mitigate one day volatility in stock price. In all events, the maximum number of target PBRSUs that can vest is capped at 200%. The presence of the Relative TSR Modifier directly links executive officer compensation to the creation of stockholder value and aligns the interests of executive officers with YETI and our stockholders. The Russell 2000 Index represents a broad index of relatively similarly sized companies. The Relative TSR Modifier is applied using the following table:

TSR Percentile Rank	% of PBRSUs to Vest
≤25%	80%
Between 25% and 75%	100% (i.e., no modification)
≥75%	120%

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Executive Compensation
Target LTI Opportunities and 2024 Grants of PBRSUs & Time-Based RSUs
In February 2024, the Compensation Committee determined annual target LTI percentages for each NEO. The Compensation Committee maintained the annual target LTI percentages from 2023 for all NEOs, except that Mr. Reintjes’ target LTI percentage was increased from 400% to 480%. The Compensation Committee used the closing price on the date of grant to determine the actual number of PBRSUs and time-based RSUs to be granted to each NEO as shown in the table below.

NEO	2024 Annual Target LTI Percentage	2024 Annual Target Opportunity ($)	PBRSU ($)	PBRSU (#)(1)	RSU ($)	RSU (#)

Matthew J. Reintjes	480%	4,920,005	3,689,994	94,325	1,230,011	31,442
Michael J. McMullen	175%	875,036	437,518	11,184	437,518	11,184
Martin H. Duff	150%	674,976	337,488	8,627	337,488	8,627
Bryan C. Barksdale	150%	660,033	330,016	8,436	330,016	8,436
S. Faiz Ahmad	—	—	—	—	—	—
(1)Reflects the number of PBRSUs for target performance goal.
Payouts of Previously Granted 2022-2024 Performance-Based Awards
In 2022, we granted each of our NEOs who was employed at that time an award of PBRS with substantially the same design as our 2024 PBRSU awards described above. For tax purposes related to our ability to no longer rely on a special Section 162(m) grandfathering rule for newly public companies, in 2023, the Compensation Committee started granting our NEOs equity awards in the form of RSUs rather than restricted stock, as was done in prior years.
The applicable cumulative free cash flow target for the 2022 PBRS performance period was set at $497 million. Based on our performance during the three-year performance period and taking into account the Relative TSR Modifier, the payout percentage for the 2022 PBRS awards was determined to be 126% of the target number of PBRS awarded.

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Executive Compensation
Other Benefits
401(k) Plan
We offer a 401(k) defined contribution plan covering substantially all of our employees, including our NEOs. Participants may make voluntary contributions to the 401(k) plan, limited by certain Internal Revenue Code (“Code”) restrictions. We are responsible for the administrative costs of the 401(k) plan, and we provide discretionary matching contributions to employee contributions.
Health and Welfare Benefits
We offer broad-based medical, dental, vision, life, and disability plans to our NEOs and all of our other full-time employees and select part-time employees, where mandated.
Perquisites and Other Personal Benefits
The only perquisite or other personal benefit that we provide to our executive officers, including the NEOs, is a comprehensive physical exam. These physicals are provided because we believe that they support our executive officers in maintaining their health, which serves a necessary business purpose, and the related amounts of compensation are not material to the overall executive compensation program. We do not provide tax reimbursements or any other tax payments with respect to perquisites, including excise tax “gross-ups,” to any of our executive officers.
Severance Arrangements
We have adopted a senior leadership severance benefits plan (the “Severance Plan”), which covers all currently employed NEOs, except the CEO, to provide protection in the event of a termination of employment. The Severance Plan generally provides for severance amounts if the NEO’s employment is terminated by us without cause or by the NEO for good reason. For a termination not in connection with a change in control, the NEO is eligible to receive (a) a severance amount equal to 100% of his or her base salary and (b) a pro rata STIP payout based on actual company performance for the year of termination. For terminations within two years after a change in control, the NEO is eligible to receive (x) a severance amount equal to 150% of the sum of base salary plus target annual incentive compensation amount at the time of termination and (y) a pro rata STIP payout. The Severance Plan also provides for reimbursement for health benefit continuation of up to 12 to 18 months. The payments and benefits provided under the Severance Plan are contingent upon the affected NEO’s execution and non-revocation of a general release of claims and compliance with specified restrictive covenants. See “— Potential Payments upon a Termination or Change in Control,” which describes the payments to which the participating NEOs may be entitled under the Severance Plan.
Our CEO does not participate in the Severance Plan because he is entitled to severance benefits under his 2018 employment agreement. Our CEO’s severance benefits are based on a 1.5x multiple for qualifying terminations not in connection with a change in control and a 2x multiple for qualifying terminations in connection with a change in control. The severance arrangements for our CEO are described below under “— 2024 Summary Compensation Table — Employment Agreement of Mr. Reintjes.”

V. Additional Compensation Policies and Practices
Executive Stock Ownership Guidelines
We believe that YETI and our stockholders are best served when executive officers manage the business with a long-term perspective. As such, we adopted stock ownership guidelines, which serve as an important tool to strengthen the alignment of interests among our executive officers and our stockholders, to reinforce executive officers’ commitment to us and to demonstrate our commitment to sound corporate governance. The current stock ownership requirements for our executive officers are as follows:

Position	Multiple of Base Salary
CEO	6x
Other Executive Officers	3x

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Executive Compensation
There is no required time period within which an executive officer must attain the applicable target ownership. However, until the stock ownership guidelines have been satisfied, each executive officer is required to retain (i) 50% of the shares underlying all of such individual’s vested stock options (or shares received by such individual upon exercise of vested stock options) and (ii) 50% of the net profit shares on exercise, vesting or earning of any equity award granted on or following October 24, 2018. The following shares of YETI common stock count towards each executive officer’s target:
•shares directly owned;
•vested or earned share awards, including, but not limited to, (i) vested or earned restricted or performance stock and (ii) shares underlying vested or earned RSUs, performance stock units and unexercised stock options, in all cases whether or not deferred for future delivery;
•shares owned jointly with spouse;
•shares held in a trust established by an executive officer for the benefit of the executive officer and/or family members;
•shares held by the purchase of stock through an employee stock purchase plan; and
•shares held in a 401(k) or similar qualified or non-qualified retirement plan.
All currently employed NEOs, other than Messrs. Duff and McMullen, are in compliance with these requirements. Messrs. Duff and McMullen became executive officers in the second half of 2022 and are progressing toward compliance.
Clawback Policy
On August 3, 2023, the Board, upon recommendation of the Compensation Committee, adopted a Policy Regarding the Recoupment of Certain Compensation Payments (“Clawback Policy”), which became effective immediately. The Clawback Policy applies to current and former Section 16 officers and is administered by the Compensation Committee. The new Clawback Policy replaced our prior clawback policy and is intended to comply with NYSE and SEC requirements for clawback policies.
In the event that YETI is required to prepare an accounting restatement due to the material noncompliance of YETI with any financial reporting requirement under applicable securities laws (including any required accounting restatement to correct an error in previously issued financial statements that is material to the previously issued financial statements or that would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period), YETI shall recover reasonably promptly the amount of any erroneously awarded incentive-based compensation from the covered officers.
Timing of Grants of Certain Equity Awards
We grant equity awards on an annual basis and may grant equity awards on a discretionary basis in connection with certain events such as the commencement of employment or promotion. As discussed above, currently, we primarily grant RSUs and PBRSUs. We have not granted stock options since 2019. We do not have a formal policy regarding the timing of awards of options in relation to our disclosure of material nonpublic information. However, the Compensation Committee does not grant option awards in anticipation of the release of material nonpublic information, and we do not time the release of material nonpublic information for the purpose of affecting the value of executive compensation.
Policy with Respect to Section 162(m) of the Internal Revenue Code
Section 162(m) of the Code generally prohibits a publicly held company from deducting compensation paid to a current or former NEO that exceeds $1.0 million during the tax year.
The Compensation Committee notes the Section 162(m) deductibility limitation as one of the factors in its consideration of compensation matters. The Compensation Committee has the flexibility to take any compensation-related actions that it determines are in the best interests of YETI and our stockholders, including awarding compensation that may not be deductible for tax purposes. There can be no assurance that any compensation will in fact be deductible as a result of the limitations under Section 162(m).

YETI® 2025 Proxy Statement	39

Executive Compensation
Compensation Committee Report
This Compensation Committee Report shall not be deemed to be incorporated by reference into any filing made by YETI under the Securities Act of 1933 or the Exchange Act, notwithstanding any general statement contained in any such filing incorporating this proxy statement by reference, except to the extent YETI incorporates such Report by specific reference.
The Compensation Discussion and Analysis was prepared by the management of YETI. YETI is responsible for the Compensation Discussion and Analysis and for the disclosure controls relating to executive compensation. The Compensation Discussion and Analysis is not a report or disclosure of the Compensation Committee.
The Compensation Committee met with the management of YETI and its independent compensation consultant to review and discuss the Compensation Discussion and Analysis.
The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with the management of YETI. Based on this review and these discussions, we have recommended to the Board that the Compensation Discussion and Analysis be included in YETI’s Annual Report on Form 10-K and YETI’s proxy statement for the 2025 Annual Meeting of Stockholders.
The preceding report has been furnished by the following members of the Compensation Committee:
•Elizabeth L. Axelrod, Chair
•Frank D. Gibeau
•Robert A. Katz
•Dustan E. McCoy

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Executive Compensation
2024 SUMMARY COMPENSATION TABLE
The following table sets forth information regarding all compensation awarded to, earned by or paid to our NEOs during fiscal years 2022, 2023 and 2024.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards(1) ($)	Non-Equity Incentive Plan Compensation(2) ($)	All Other Compensation(3) ($)	Total ($)

Matthew J. Reintjes President and Chief Executive Officer	2024	1,025,000	—	5,117,144	1,666,650	13,850	7,822,644
	2023	1,025,000	—	7,680,891	1,357,613	13,400	10,076,904
	2022	1,017,308	—	4,313,664	—	8,082	5,339,054
Michael J. McMullen Senior Vice President, Chief Financial Officer and Treasurer	2024	492,308	—	898,411	400,246	13,850	1,804,815
	2023	442,307	—	1,636,489	292,918	13,400	2,385,114
	2022	311,269	—	610,418	—	8,884	930,571
Martin H. Duff Senior Vice President, Supply Chain and Operations	2024	446,154	—	693,007	290,179	12,216	1,441,556
	2023	425,000	150,000	662,847	225,165	9,808	1,472,820
	2022	32,692	—	599,987	—	491	633,170
Bryan C. Barksdale Senior Vice President, Chief Legal Officer and Secretary	2024	437,692	—	677,664	284,675	7,492	1,407,524
	2023	421,923	—	1,324,739	223,535	11,520	1,981,717
	2022	402,692	—	629,090	—	6,947	1,038,729
S. Faiz Ahmad Former Senior Vice President and Chief Commercial Officer	2024	116,346	—	—	75,954	600,667	792,967
	2023	569,038	—	1,000,563	376,846	9,900	1,956,347
	2022	211,538	250,000	3,000,017	—	84,717	3,546,272
(1)The amounts shown in the Stock Awards column represent the aggregate grant date fair value of the RSUs, PBRS, PBRSUs and shares of time-based restricted stock granted to our NEOs, computed in accordance with Topic 718. The amount attributable to the PBRS and PBRSUs shown in the Stock Awards column reflects the value of annual and one-time PBRSUs based on target performance, which was the probable outcome of the applicable performance conditions as determined on the grant date, which results in a grant date fair value for the 2024 PBRSUs as follows: Mr. Reintjes $3,887,133; Mr. McMullen $460,893; Mr. Duff $355,519; Mr. Barksdale $347,648; and Mr. Ahmad $0. If there is a maximum payout under the 2024 PBRSUs, assuming no change in stock price, the values for such awards would be as follows: Mr. Reintjes $7,193,225; Mr. McMullen $852,892; Mr. Duff $657,895; Mr. Barksdale $643,329; and Mr. Ahmad $0. For information regarding assumptions, factors and methodologies used in our computations pursuant to Topic 718, see Note 10 (Stock-Based Compensation) to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 28, 2024.
(2)The amounts shown in the Non-Equity Incentive Plan Compensation column are comprised of amounts paid according to the STIP, as determined by the Compensation Committee and in accordance with the plan and the awards thereunder. Payments pursuant to the STIP are generally made early in the year following the year in which they are earned.
(3)For 2024, amounts disclosed in this column reflect Company contributions to the tax-qualified 401(k) retirement plan as follows: Mr. Reintjes, $10,350; Mr. McMullen, $10,350; Mr. Duff, $8,716; Mr. Barksdale, $3,992; and Mr. Ahmad, $3,490. In 2024, for Messrs. Reintjes, McMullen, Duff, and Barksdale, this amount also included the cost for a comprehensive physical health exam. In 2024, for Mr. Ahmad, this includes severance benefits, which include an amount equal to 100% of his base salary and reimbursement for health benefits continuation, as well as three months of consulting fees.

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Executive Compensation
EMPLOYMENT AGREEMENTS
Matthew J. Reintjes. We entered into an amended and restated employment agreement with Mr. Reintjes, our President and CEO, effective October 25, 2018. Pursuant to Mr. Reintjes’ employment agreement, for each calendar year during the employment period beginning on or after January 1, 2019, Mr. Reintjes’ target annual incentive award is equal to a minimum of 100% of his annual base salary amount for the applicable calendar year, but the actual amount of such bonus may be less than or exceed such target amount, depending on our performance. For the 2024 calendar year, Mr. Reintjes’ annual eligible salary was $1,025,000, his target annual incentive award opportunity was equal to 150% of his eligible salary, which resulted in a cash incentive award of $1,666,650. Mr. Reintjes’ employment agreement provides for an initial term of three years and automatic renewal for additional one-year terms, unless either party provides at least 60 days’ notice of nonrenewal. Mr. Reintjes’ employment agreement provides that we will use our good faith efforts to nominate Mr. Reintjes for re-election to the Board and procure his re-election at any applicable meeting of stockholders (when Mr. Reintjes’ term as a director would otherwise expire) held for the purposes of electing directors. Under the employment agreement, Mr. Reintjes is an at-will employee and is subject to customary restrictive covenants, including non-competition and non-solicitation of customer covenants for a period of 12 months following his termination of employment if his employment is terminated during the change in control protection period (as defined in his employment agreement) or 18 months if his employment is terminated outside of the change in control protection period. The severance provisions applicable to Mr. Reintjes are discussed below under “— Potential Payments upon Termination or Change of Control.”
Other NEOs. Each of our other currently employed NEOs, Michael J. McMullen, Bryan C. Barksdale, and Martin H. Duff, has not entered into an employment agreement. However, each NEO is a participant in the Severance Plan, as discussed below under “— Senior Leadership Severance Benefits Plan.” The severance provisions applicable to each of these NEOs are discussed below under “— Potential Payments upon Termination or Change of Control.”
FISCAL 2024 GRANTS OF PLAN-BASED AWARDS TABLE
The following table sets forth information regarding plan-based awards granted to our NEOs during fiscal 2024:

Name	Grant Date	Award Type	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units (#)(3)	Grant Date Fair Value of Stock and Option Awards ($)
			Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)

Matthew J. Reintjes		Annual Incentive	768,750	1,537,500	3,075,000
	2/16/2024	RSU							31,442	1,230,011
	2/16/2024	PBRSU				47,163	94,325	188,650		3,887,133
Michael J. McMullen		Annual Incentive	184,615	369,231	738,462
	2/16/2024	RSU							11,184	437,518
	2/16/2024	PBRSU				5,592	11,184	22,368		460,893
Martin H. Duff		Annual Incentive	133,846	267,692	535,385
	2/16/2024	RSU							8,627	337,488
	2/16/2024	PBRSU				4,314	8,627	17,254		355,519
Bryan C. Barksdale		Annual Incentive	131,308	262,615	525,231
	2/16/2024	RSU							8,436	330,016
	2/16/2024	PBRSU				4,218	8,436	16,872		347,648
S. Faiz Ahmad		Annual Incentive	43,630	87,260	174,519

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Annual Incentive Plan
(1)The amounts disclosed in these columns reflect the threshold, target and maximum annual cash incentive opportunities for fiscal 2024 under the STIP. The amounts of the annual cash incentives opportunities depend on the eligible salary of the NEO for the year. Annual cash incentive opportunities are subject to achievement relative to two performance measures, adjusted operating income and adjusted net sales, weighted 60% and 40%, respectively. Each performance measure has a threshold, target and maximum performance level such that performance below the threshold level results in no annual cash incentive payment, performance at threshold level results in a payout of 50% of the target bonus amount, performance at target level results in a payout of 100% of the target bonus amount, and performance at or above the maximum results in a payout of 200% of the target bonus amount. Linear interpolation will be used to determine the applicable payout amount between threshold and target and between target and maximum.
PBRSUs
(2)The amounts disclosed in these columns reflect the threshold, target and maximum PBRSUs granted to our NEOs in fiscal 2024 and eligible to vest following the end of a three-year performance period based on cumulative free cash flow during the performance period, with the number of PBRSUs eligible to vest subject to potential modification based on YETI’s TSR relative to the TSR of the companies who were in the Russell 2000 Index as of the start of the performance period. Each performance measure has a threshold, target and maximum performance level such that performance below the threshold level results in no PBRSUs becoming vested, performance at threshold level results in a vesting of 50% of the PBRSUs granted, performance at target level results in a vesting of 100% of the PBRSUs granted, and performance at or above the maximum results in vesting of 200% of the PBRSUs granted. Vesting for performance between any of the performance levels is interpolated on a straight-line basis. Valuation of PBRSUs was determined based on target performance, which was the probable outcome of the performance conditions as of the grant date. See Footnote 1 to the Summary Compensation Table above for more details on this valuation.
Time-based RSUs
(3)Amounts disclosed in this column reflect the number of time-based RSUs granted to our NEOs in fiscal 2024. The time-based RSUs vest over three years; one-third of the shares underlying the award vest on the first anniversary of the grant date, and one-sixth of the shares underlying the award will vest on each of the first four six-month anniversaries thereafter. The grant date fair value of the time-based RSUs is computed in accordance with Topic 718 using the closing price of a YETI share on the grant date.

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Executive Compensation
OUTSTANDING EQUITY AWARDS AT 2024 FISCAL YEAR-END TABLE
The following table sets forth information regarding outstanding equity awards held by each of our NEOs as of December 28, 2024:

			Option Awards					Stock Awards

Name	Grant Date		Exercisable (#)(1)	Unexercisable (#)(2)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units That Have Not Vested (#)(3)	Market Value of Shares or Units That Have Not Vested ($)(4)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(5)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(6)

Matthew J. Reintjes	10/24/2018		321,691			18.00	10/24/2028
	2/15/2019		179,059			22.84	2/15/2029
	2/18/2022	(7)						2,833	111,479
	2/24/2023	(7)						40,111	1,578,368
	2/16/2024	(7)						31,442	1,237,243
	2/18/2022	(8)								102,006	4,013,936
	2/24/2023	(9)								320,896	12,627,258
	2/16/2024	(8)								188,650	7,423,378
Michael J. McMullen	10/24/2018		8,639			18.00	10/24/2028
	2/15/2019		2,805			22.84	2/15/2029
	2/18/2022	(7)						414	16,291
	2/24/2023	(7)						10,272	404,203
	2/16/2024	(7)						11,184	440,090
	2/18/2022	(8)								4,976	195,806
	2/24/2023	(8)								41,092	1,616,970
	2/16/2024	(8)								22,368	880,181
Martin H. Duff	11/21/2022	(7)						4,872	191,713
	2/24/2023	(7)						4,161	163,735
	2/16/2024	(7)						8,627	339,472
	2/24/2023	(8)								16,644	654,941
	2/16/2024	(8)								17,254	678,945
Bryan C. Barksdale	10/24/2018		28,737			18.00	10/24/2028
	2/15/2019		18,556			22.84	2/15/2029
	2/18/2022	(7)						840	33,054
	2/24/2023	(7)						8,316	327,235
	2/16/2024	(7)						8,436	331,957
	2/18/2022	(8)								10,084	396,805
	2/24/2023	(8)								33,264	1,308,938
	2/16/2024	(8)								16,872	663,913
S. Faiz Ahmad	—		—	—	—	—	—	—	—	—	—
(1)Amounts disclosed in this column reflect the number of options granted to our NEOs that were subject to time-based vesting and have vested. The options generally expire ten years from the date of grant and have an exercise price of no less than 100% of the fair market value of a YETI share on the date of grant. See “2024 Potential Payments Upon Termination or Change in Control” for information on the treatment of options upon retirement, death, disability, termination or change in control.
(2)As of December 28, 2024, all outstanding options granted to our NEOs were fully vested and exercisable.
(3)Amounts disclosed in this column reflect the number of unvested RSUs and shares of restricted stock granted that were subject to time-based vesting. See “2024 Potential Payments Upon Termination or Change in Control” for information on the treatment of RSUs and shares of restricted stock upon retirement, death, disability, termination or change in control.

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(4)Amounts disclosed in this column reflect the market value of the RSUs and shares of time-based restricted stock as reported in the preceding column using the closing price of a YETI share as reported on the New York Stock Exchange on December 27, 2024, the last trading day of our fiscal year, multiplied by the number of shares underlying each award.
(5)Amounts disclosed in this column reflect the number of PBRS or PBRSUs that would be paid out if the maximum performance goal is achieved. See “2024 Potential Payments Upon Termination or Change in Control” for information on the treatment of PBRS and PBRSUs upon retirement, death, disability, termination or change in control.
(6)Amounts disclosed in this column reflect the market value of the PBRS or PBRSU as reported in the preceding column using the closing price of a YETI share as reported on the New York Stock Exchange on December 27, 2024, the last trading day of our fiscal year, multiplied by the number of shares underlying each award.
(7)Vest one-third on the first anniversary of the grant date and one-sixth on each of the first four six-month anniversaries thereafter, except that Mr. Reintjes’ 2023 one-time RSU award (which represents half of his 2023 RSU award in the table above) cliff vests in full at the end of three years and is subject to an additional one-year holding period after such vesting.
(8)Vest following the end of a three-year performance period based on cumulative free cash flow during the performance period, subject to potential modification based on YETI’s TSR relative to the TSR of the companies who were in the Russell 2000 Index as of the start of the performance period.
(9)Mr. Reintjes’ 2023 one-time PBRSU award (which represents half of his 2023 PBRSU award in the table above) cliff vests in full following the end of a three-year performance period based on cumulative free cash flow during the performance period, subject to potential modification based on YETI’s TSR relative to the TSR of the companies who were in the Russell 2000 Index as of the start of the performance period. Mr. Reintjes’ one-time PBRSUs are subject to a one-year holding period after such vesting.

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Executive Compensation
EQUITY COMPENSATION PLANS
2024 Equity and Incentive Compensation Plan. In May 2024, our stockholders approved the 2024 Equity and Incentive Compensation Plan (the “2024 Plan”). The 2024 Plan is administered by the Compensation Committee, which has the authority to determine eligible participants in the 2024 Plan and to interpret and make determinations under the 2024 Plan. Pursuant to the 2024 Plan, YETI may grant stock options, stock appreciation rights, restricted stock, RSUs, performance shares, performance units, cash incentive awards, and certain other awards based on or related to shares of our common stock.
2018 Equity and Incentive Compensation Plan. Prior to stockholder approval of the 2024 Plan, the Compensation Committee awarded restricted stock, RSUs, performance shares, performance units, and stock options pursuant to the 2018 Equity and Incentive Compensation Plan (the “2018 Plan”), which was originally adopted in September 2018. Following stockholder approval of the 2024 Plan, no shares are available for issuance pursuant to new awards under the 2018 Plan.
2012 Equity and Performance Incentive Plan (as amended and restated June 20, 2018). Prior to the adoption of the 2018 Plan, the Compensation Committee awarded nonqualified stock options and RSUs pursuant to the 2012 Equity and Performance Incentive Plan (as amended, the “2012 Plan”), which was originally adopted in June 2012. Following our IPO in October 2018, no shares are available for issuance pursuant to new awards under the 2012 Plan.
FISCAL 2024 OPTION EXERCISES AND STOCK VESTED TABLE
The following table provides information about the number of shares issued upon option exercises, the number of stock awards that vested, and the value realized on exercise or vesting, by our NEOs during fiscal 2024.

	Option Awards		Stock Awards

Name	Number of Shares Acquired on Exercise (#)(1)	Value Realized on Exercise ($)(2)	Number of Shares Acquired on Vesting (#)(3)	Value Realized on Vesting (#)(4)

Matthew J. Reintjes	—	—	51,492	2,064,065
Michael J. McMullen	—	—	14,397	571,901
Martin H. Duff	—	—	6,597	262,050
Bryan C. Barksdale	—	—	17,485	697,746
S. Faiz Ahmad	—	—	15,898	648,811
(1)The amounts shown in this column represent the number of shares acquired on the exercise of options during fiscal 2024.
(2)The amounts shown in this column represent the number of shares acquired on exercise multiplied by the difference between the option exercise price and the closing price of a YETI share on the date of exercise.
(3)Amounts disclosed in this column reflect the number of PBRS, RSUs and shares of restricted stock that vested during fiscal 2024.
(4)Amounts disclosed in this column reflect the value realized upon vesting of the RSUs and shares of restricted stock (including both time- and performance-vesting awards), as calculated based on the price of a YETI share on the vesting date, multiplied by the number of shares underlying each award.
POST-TERMINATION COMPENSATION
Senior Leadership Severance Benefits Plan
Each of our currently employed NEOs other than the CEO participates in the Severance Plan, under which each participant is entitled to severance in connection with certain terminations of employment, subject to the participant’s execution of a release of claims. Each participant, including Messrs. Barksdale, Duff, and McMullen, is required to execute a participation agreement, which designates a participant’s applicable participation level, and a restrictive covenants agreement, as a condition of participating in the Severance Plan. Under the restrictive covenants agreements, each participant is subject to customary restrictive covenants, including non-competition and non-solicitation of customer covenants following termination, which for Messrs. Barksdale, Duff, and McMullen will continue for a period of 12 months. The severance provisions applicable to each of our NEOs (other than the CEO) under the Severance Plan are discussed below under “— Potential Payments upon Termination or Change of Control.”

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Potential Payments Upon Termination or Change of Control
Mr. Reintjes’ employment agreement provides for certain payments to be made in connection with certain terminations of employment. Under Mr. Reintjes’ employment agreement, Mr. Reintjes is entitled to severance, subject to his execution of a release of claims, as follows:
•If Mr. Reintjes’ employment is terminated by us without cause (as such term is defined in Mr. Reintjes’ employment agreement) or by Mr. Reintjes for good reason (as such term is defined in Mr. Reintjes’ employment agreement), and such termination occurs outside of the change in control protection period (as such term is defined in Mr. Reintjes’ employment agreement), Mr. Reintjes will be eligible to receive a severance payment in an amount equal to 150% of the sum of his annual base salary amount plus target annual incentive compensation amount for the year in which such termination occurs. This amount would be paid over the 18-month period following Mr. Reintjes’ termination of employment. Mr. Reintjes will also be eligible to receive a pro rata portion of his annual incentive compensation payment for the year of termination, based on actual performance for the full year and the number of days he was employed during such year, to be paid in a lump sum at the later of (a) the time when annual incentive compensation payments are paid to our executive officers for the calendar year in which Mr. Reintjes’ employment terminates or (b) the 61st day after the date on which Mr. Reintjes’ employment terminates. In addition, we will reimburse Mr. Reintjes for the full amount of his premiums for health care continuation coverage for a period of up to 18 months.
•If Mr. Reintjes’ employment is terminated by us without cause or by Mr. Reintjes for good reason, and such termination occurs during the change in control protection period, Mr. Reintjes will be eligible to receive a severance payment in an amount equal to 200% of the sum of his annual base salary amount plus his target annual incentive compensation amount for the year in which such termination occurs. This amount generally would be paid in a single lump sum following Mr. Reintjes’ termination of employment; although a portion of this amount would be paid over the 18-month period following Mr. Reintjes’ termination of employment if required under Section 409A of the Code. Mr. Reintjes will also be eligible to receive a pro rata portion of his target annual incentive compensation payment for the year of termination, based on the number of days he was employed during such year, to be paid in a lump sum at the later of (a) the time when annual incentive compensation payments are paid to our executive officers for the calendar year in which Mr. Reintjes’ employment terminates or (b) the 61st day after the date on which Mr. Reintjes’ employment terminates. In addition, we will reimburse Mr. Reintjes for the full amount of his premiums for health care continuation coverage for a period of up to 18 months.
•Mr. Reintjes’ employment agreement also contains a net-better Section 280G cutback provision, which provides that, if payments to Mr. Reintjes would constitute “parachute payments” within the meaning of Section 280G of the Code and be subject to an excise tax under Section 4999 of the Code, then such payments would be reduced by the amount needed to avoid triggering such tax, provided that such reduction leaves Mr. Reintjes in a better after-tax position than if such payments had not been reduced (taking into account the effect of the excise tax).
Under the Severance Plan, each participating NEO is entitled to severance, subject to his or her execution of a release of claims, as follows:
•If the employment of any of Messrs. Barksdale, Duff, or McMullen is terminated by us without cause (as such term is defined in the Severance Plan) or by the applicable executive for good reason (as such term is defined in the Severance Plan), and such termination does not occur during the change in control protection period (as such term is defined in the Severance Plan), such executive will be eligible to receive a severance amount equal to 100% of his or her respective annual base salary amount (the “Base Severance Amount”). The Base Severance Amount would be paid over the 12-month period following the applicable executive’s termination of employment. Such executive will also be eligible to receive a pro rata portion of his or her respective annual incentive compensation payment for the year of termination, based on actual performance for the full year and the number of days the applicable executive was employed during such year, to be paid in a lump sum at the later of (a) the time when annual incentive compensation payments are paid to our executive officers for the calendar year in which the applicable executive’s employment terminates or (b) the 61st day after the date on which the applicable executive’s employment terminates. In addition, we will reimburse the applicable executive for the full amount of his or her premiums for health care continuation coverage for a period of up to 12 months.
•If the employment of any of Messrs. Barksdale, Duff, or McMullen is terminated by us without cause or by the applicable executive for good reason, and such termination occurs during the change in control protection period, such executive will be eligible to receive a severance payment equal to 150% of the sum of his or her annual base salary amount plus target annual incentive compensation amount (the “Enhanced Severance Amount”). The Enhanced Severance Amount generally would be paid in a

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single lump sum following the applicable executive’s termination of employment; although a portion of this amount would be paid over the 12-month period following the applicable executive’s termination of employment, if required under Section 409A of the Code. Such executive will also be eligible to receive a pro rata portion of his or her target annual incentive compensation payment for the year of termination, based on the number of days he or she was employed during such year, to be paid in a lump sum at the later of (a) the time when annual incentive compensation payments are paid to our executive officers for the calendar year in which the applicable executive’s employment terminates or (b) the 61st day after the date on which the applicable executive’s employment terminates. In addition, we will reimburse the applicable executive for the full amount of his or her premiums for health care continuation coverage for a period of up to 18 months.
•For purposes of the Severance Plan, the change in control protection period is the 24-month period following a change in control (as defined in the Severance Plan). If a change in control occurs during the six-month period following termination of the employment of either of Messrs. Barksdale, Duff, or McMullen by us without cause, or by the applicable executive for good reason, and such termination of employment (or the event giving rise to the termination for good reason) occurred at the request of a third party which had taken steps reasonably calculated or intended to effectuate such change in control, or otherwise arose in connection with or in anticipation of such change in control, then such executive would be entitled to receive the Enhanced Severance Amount, less any portion of the Base Severance Amount that was previously paid.
•The Severance Plan also contains a net-better Section 280G cutback provision, which provides that, if payments to a participant would constitute “parachute payments” within the meaning of Section 280G of the Code and be subject to an excise tax under Section 4999 of the Code, then such payments would be reduced by the amount needed to avoid triggering such tax, provided that such reduction leaves the participant in a better after-tax position than if such payments had not been reduced (taking into account the effect of the excise tax).
POST-EMPLOYMENT COMPENSATION TABLE
Set forth below are the amounts that our NEOs would have received upon a change in control or qualifying termination as of December 28, 2024. In calculating the amounts in the table, YETI based the stock distribution values on a price of $39.35 per share, which was the closing price of our common stock on the NYSE as of December 27, 2024, the last trading day of our fiscal year.

Name	Compensation Component	Termination(a) Following Change in Control ($)		Involuntary or Good Reason Termination ($)		Death or Disability ($)

Matthew J. Reintjes President and Chief Executive Officer	Cash Severance	5,125,000	(1)	3,843,750	(2)	—
	Annual Incentive	1,537,500	(3)	1,537,500	(4)	—
	Long Term Incentives	14,959,375	(5)	—		14,959,375	(5)
	Benefits and Perquisites:	28,346	(6)	28,346	(6)	—
	Total:	21,650,221		5,409,596		14,959,375
Michael J. McMullen Senior Vice President, Chief Financial Officer and Treasurer	Cash Severance	1,312,500	(7)	500,000	(8)	—
	Annual Incentive	375,000	(4)	375,000	(4)	—
	Long Term Incentives	2,207,063	(5)	—		2,207,063	(5)
	Benefits and Perquisites:	28,346	(6)	18,897	(9)	—
	Total:	3,922,909		893,897		2,207,063
Martin H. Duff Senior Vice President of Sales	Cash Severance	1,080,000	(7)	450,000	(8)	—
	Annual Incentive	270,000	(4)	270,000	(4)	—
	Long Term Incentives	1,361,864	(5)	—		1,361,864	(5)
	Benefits and Perquisites:	28,346	(6)	18,897	(9)	—
	Total:	2,740,210		738,897		1,361,864
Bryan C. Barksdale Senior Vice President, Chief Legal Officer and Secretary	Cash Severance	1,056,000	(7)	440,000	(8)	—
	Annual Incentive	264,000	(4)	264,000	(4)	—
	Long Term Incentives	1,877,074	(5)	—		1,877,074	(5)
	Benefits and Perquisites:	26,183	(6)	17,455	(9)	—
	Total:	3,223,257		721,455		1,877,074

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(a) Involuntary termination without Cause or voluntary termination with Good Reason.
(1)Under the CEO’s Amended and Restated Employment Agreement, amount is 2.0 times the sum of base salary plus the target annual incentive award.
(2)Under the CEO’s Amended and Restated Employment Agreement, amount is 1.5 times the sum of base salary plus the target annual incentive award.
(3)Under the CEO’s Amended and Restated Employment Agreement and the Severance Plan, amount earned is the pro rata target incentive for the year of termination. The amount shown in the table is the full annual target incentive.
(4)Under the Severance Plan, amount earned is the pro rata target incentive for the year of termination. The amount shown in the table is the full annual target incentive.
(5)Under the terms of the individual PBRS, PBRSU, time-based restricted stock, RSU and stock option award agreements, upon (i) an involuntary termination without cause or voluntary termination with good reason that occurs within two years following a change in control, all unvested PBRS, PBRSUs, time-based restricted stock, RSUs and stock options will vest, with the number of PBRS or PBRSUs to vest equal to the target number of PBRS or PBRSUs subject to such award, or (ii) a termination of employment due to death or disability, all unvested PBRS or PBRSUs (based on the target number of PBRS or PBRSUs subject to such award), shares of time-based restricted stock, RSUs and stock options will vest. Unvested PBRS and PBRSUs (based on the target number of PBRS or PBRSUs subject to an award), shares of time-based restricted stock, RSUs and stock options would also vest if awards were not assumed in the change in control. The amount shown is the value of all unvested stock options based on the difference between the exercise price and the price of a YETI share as of December 27, 2024 plus the market value of all unvested PBRS and PBRSUs (assuming target performance), shares of time-based restricted stock, and RSUs based on the price of a YETI share as of December 27, 2024.
(6)Amount is YETI’s reimbursement for the full amount of the COBRA premium payments for an 18-month period following termination (assumes 2024 elections and rates).
(7)Under the Severance Plan, amount is 1.5 times the sum of base salary plus target annual incentive award.
(8)Under the Severance Plan, amount is equal to 1.0 times the executive’s base salary.
(9)Under the Severance Plan, amount is YETI’s reimbursement to the Executive for the full amount of COBRA premium payments for a 12-month period following termination (assumes 2024 elections and rates).
Mr. Ahmad’s employment was involuntarily terminated effective March 1, 2024. Accordingly, under the Severance Plan, he received cash severance of $550,000; a prorated annual incentive award of $376,846; and reimbursement of $25,070 for the full amount of COBRA premium payments for a 12-month period following termination. Mr. Ahmad also provided transition services as a consultant to YETI for a period of three months following the termination of his employment at a rate of $10,000 per month. His outstanding equity awards were forfeited in accordance with their terms.
CEO PAY RATIO
For fiscal 2024, the annual total compensation of the employee who was identified as our median employee was $83,007, and the annual total compensation of our CEO, Matthew J. Reintjes, was $7,822,644. Based on this information, for fiscal 2024, the ratio of the annual total compensation of our CEO to the annual total compensation of our median employee was approximately 94 to 1. This ratio is a reasonable estimate calculated in a manner consistent with SEC rules.
To identify the median of the annual total compensation of all of our employees and to determine the annual total compensation of the “median employee,” we used the following methodology, material assumptions, adjustments and estimates:
•We selected September 28, 2024 as the date upon which we would identify our median employee. Previously, we used November 1, 2021 as the identification date for our median employee. We chose a new date to align with the end of a fiscal quarter for ease of data administration.
•As of September 28, 2024, our employee population consisted of approximately 1,255 individuals globally, of which 1,102 were in the United Stated and 153 were outside the United States. In determining our employee population, we considered our worldwide employees as of September 28, 2024, whether employed on a full-time, part-time, temporary or seasonal basis.
•In accordance with the “de minimis exemption” adjustment permitted under SEC rules, which allows the exclusion of non-U.S. employees constituting less than 5% of the total employee population from the median employee calculation, we excluded 52 employees (representing fewer than 5% of our total employee population, excluding the CEO, as of September 28, 2024) from 6 countries as follows: 29 employees in China, 10 employees in the United Kingdom, 6 employees in the Philippines, 3 employees in Singapore, 2 employees in Germany, and 2 employees in Thailand. After the exclusions, 1,102 employees in the United States and 101 employees located outside of the United States were considered for identifying the median employee.
•To identify our “median employee,” we analyzed the actual total earnings compiled from our payroll records for the fiscal year ended December 28, 2024 to determine the median employee. Actual earnings included base pay, overtime compensation, bonuses and other incentive pay (including commissions and fringe benefits).
▪We annualized the compensation of the employees who were hired during the applicable period, but who did not work for us during the entire 12 months.

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▪We did not make any cost-of-living adjustments to adjust for employees living outside of Austin, Texas.
▪For employees in foreign jurisdictions, we converted amounts paid in local currencies to U.S. dollars using the exchange rate as of September 28, 2024.
•We determined that our median employee was a full-time corporate employee located in the United States.
•With respect to the annual total compensation of the “median employee,” we identified and calculated the elements of such employee’s compensation for fiscal 2024 in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K, resulting in annual total compensation of $83,007.
With respect to the annual total compensation for our CEO, we used the amount reported in the “Total” column of the “Summary Compensation Table” set forth above.
Because SEC rules for identifying the median of the annual total compensation of all employees allow companies to adopt a variety of methodologies, apply certain exclusions and make reasonable estimates and assumptions that reflect their employee population and compensation practices, the pay ratio reported by other companies may not be comparable to our pay ratio, as other companies have different employee populations and compensation practices and may have used different methodologies, exclusions, estimates and assumptions in calculating their pay ratios.
PAY VERSUS PERFORMANCE
Under rules adopted pursuant to the Dodd-Frank Act, we are required to disclose certain information about the relationship between the compensation actually paid to our named executive officers and certain measures of company performance. The material that follows is provided in compliance with these rules; however, additional information regarding our compensation philosophy, the structure of our performance-based compensation programs, and compensation decisions made this year is described above in our “Compensation Discussion and Analysis”.
The following table provides information regarding compensation actually paid to our principal executive officer, or PEO, and other NEOs for each year from 2020 to 2024, compared to our total shareholder return (TSR) from December 31, 2019 through the end of each such year, and our Net Income and Free Cash Flow for each such year.

Year (a)	Summary Compensation Table Total for PEO (b)(1)(2)	Compensation Actually Paid to PEO (c)(1)(3)	Average Summary Compensation Table Total for Non-PEO Named Executive Officers (d)(4)	Average Compensation Actually Paid to Non-PEO Named Executive Officers (e)(5)	Value of Initial Fixed $100 Investment Based On:		Net Income (in thousands) (h)(8)	Free Cash Flow (in thousands) (i)(9)

					Total Shareholder Return (f)(6)	Peer Group Total Shareholder Return (g)(7)

2024	$7,822,644	$10,484,095	$1,361,715	$1,290,268	$112	$51	$175,689	$219,554
2023	$10,076,903	$14,478,831	$1,949,000	$2,625,281	$148	$54	$169,885	$235,270
2022	$5,339,054	$(7,609,029)	$1,587,779	$(1,234,645)	$118	$54	$89,693	$54,965
2021	$7,678,474	$15,467,715	$2,110,998	$3,839,208	$237	$95	$212,602	$90,399
2020	$6,265,215	$22,820,769	$1,624,573	$5,202,817	$196	$90	$155,801	$350,861
(1)Our PEO was Matthew J. Reintjes.
(2)Represents the total compensation paid to our PEO in each listed year, as shown in our Summary Compensation Table for such listed year.

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(3)Compensation actually paid does not mean that our PEO was actually paid those amounts in the listed year, but this is a dollar amount derived from the starting point of summary compensation table total compensation under the methodology prescribed under the relevant rules as shown in the adjustment table below.

2024 ($)
Summary Compensation Table Total(a)	7,822,644
Subtract Grant Date Fair Value of Option Awards and Stock Awards Granted in Fiscal Year(b)	(5,117,144)
Add Fair Value at Fiscal Year-End of Outstanding and Unvested Option Awards and Stock Awards Granted in Fiscal Year(c)	5,041,370
Adjust for Change in Fair Value of Outstanding and Unvested Option Awards and Stock Awards Granted in Prior Fiscal Years(c)	3,026,256
Adjust for Fair Value at Vesting of Option Awards and Stock Awards Granted in Fiscal Year That Vested During Fiscal Year(c)	—
Adjust for Change in Fair Value as of Vesting Date of Option Awards and Stock Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year(c)	(289,032)
Subtract Fair Value as of Prior Fiscal Year-End of Option Awards and Stock Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year(c)	—
Add Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation	—
Compensation Actually Paid	10,484,095
a.We have not reported any amounts in our Summary Compensation Table with respect to “Change in Pension and Nonqualified Deferred Compensation” and, accordingly, the adjustments with respect to such items prescribed by the pay-versus-performance rules are not relevant to our analysis and no adjustments have been made.
b.The amounts reflect the aggregate grant-date fair value reported in the “Stock Awards” and “Option Awards” columns in the Summary Compensation Table for the applicable year.
c.In accordance with Item 402(v) requirements, the fair values of unvested and outstanding equity awards to our PEO were remeasured as of the end of each fiscal year, and as of each vesting date, during the years displayed in the table above. We approached the determination of fair value in the same way as we historically have determined fair value and fair values as of each measurement date were determined using valuation assumptions and methodologies (including expected term, volatility, dividend yield, and risk-free interest rates) that are generally consistent with those used to estimate fair value at grant under US GAAP. See “Stock-Based Compensation” in the Notes to Consolidated Financial Statements contained in our Annual Report on Form 10-K for additional details.
(4)This figure is the average of the total compensation paid to our NEOs other than our PEO in each listed year, as shown in our Summary Compensation Table for such listed year. The names of the non-PEO NEOs in each year are listed in the table below.

2020	2021	2022	2023	2024
Paul C. Carbone	Paul C. Carbone	Paul C. Carbone	Michael J. McMullen	Michael J. McMullen
Bryan C. Barksdale	Bryan C. Barksdale	Michael J. McMullen	Bryan C. Barksdale	Martin H. Duff
Kirk A. Zambetti	Kirk A. Zambetti	Bryan C. Barksdale	S. Faiz Ahmad	Bryan C. Barksdale
Hollie S. Castro	Hollie S. Castro	Kirk A. Zambetti	Martin H. Duff	S. Faiz Ahmad
Hollie S. Castro
S. Faiz Ahmad
(5)This figure is the average of compensation actually paid for our NEOs other than our PEO in each listed year. Compensation actually paid does not mean that these NEOs were actually paid those amounts in the listed year, but this is a dollar amount derived from the starting point of Summary Compensation Table total compensation under the methodology prescribed under the SEC’s rules as shown in the table below, with the indicated figures showing an average of such figure for all NEOs other than our PEO in each listed year.

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2024 ($)
Summary Compensation Table Total(a)	1,361,715
Subtract Grant Date Fair Value of Option Awards and Stock Awards Granted in Fiscal Year(b)	(567,270)
Add Fair Value at Fiscal Year-End of Outstanding and Unvested Option Awards and Stock Awards Granted in Fiscal Year(c)	562,680
Adjust for Change in Fair Value of Outstanding and Unvested Option Awards and Stock Awards Granted in Prior Fiscal Years(c)	115,654
Adjust for Fair Value at Vesting of Option Awards and Stock Awards Granted in Fiscal Year That Vested During Fiscal Year(c)	—
Adjust for Change in Fair Value as of Vesting Date of Option Awards and Stock Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year(c)	(182,511)
Subtract Fair Value as of Prior Fiscal Year-End of Option Awards and Stock Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year(c)	—
Add Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation	—
Compensation Actually Paid	1,290,268

(a)We have not reported any amounts in our Summary Compensation Table with respect to “Change in Pension and Nonqualified Deferred Compensation” and, accordingly, the adjustments with respect to such items prescribed by the pay-versus-performance rules are not relevant to our analysis and no adjustments have been made.
(b)The amounts reflect the aggregate grant-date fair value reported in the “Stock Awards” and “Option Awards” columns in the Summary Compensation Table for the applicable year.
(c)In accordance with Item 402(v) requirements, the fair values of unvested and outstanding equity awards to our NEOs were remeasured as of the end of each fiscal year, and as of each vesting date, during the years displayed in the table above. We approached the determination of fair value in the same way as we historically have determined fair value and fair values as of each measurement date were determined using valuation assumptions and methodologies (including expected term, volatility, dividend yield, and risk-free interest rates) that are generally consistent with those used to estimate fair value at grant under US GAAP. See “Stock-Based Compensation” in the Notes to Consolidated Financial Statements contained in our Annual Report on Form 10-K for additional details.
(6)Total shareholder return is calculated by assuming that a $100 investment was made on the day prior to the first fiscal year reported below and that all dividends are reinvested until the last day of each reported fiscal year.
(7)The peer group used is the S&P 500 Apparel, Accessories & Luxury Goods Index, as used in YETI’s Stock Performance Graph in our annual report. Total shareholder return is calculated by assuming that a $100 investment was made on the day prior to the first fiscal year reported below and that all dividends are reinvested until the last day of each reported fiscal year.
(8)The dollar amounts reported are YETI’s net income reflected in YETI’s audited financial statements for the applicable year.
(9)In YETI’s assessment, Free Cash Flow is the financial performance measure that is the most important financial performance measure used by YETI in 2024 to link compensation actually paid to performance. Please see the Compensation Discussion and Analysis section above for a further discussion of Free Cash Flow and how it is utilized in our executive compensation program.
Brief Disclosure of Valuation Assumptions
The assumptions used in calculating the fair value of the equity awards did not differ in any material respect from the assumptions used to calculate the grant date fair value of the awards as reported in the Summary Compensation Table, except that the FY2022 PBRS and FY2023 PBRSUs assumed a payout above target, while the grant date fair value calculations assumed a payout at target.

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Tabular List of Performance Measures
The list below includes the four financial performance measures that in our assessment represent the most important financial performance measures used to link compensation actually paid to our NEOs, for 2024, to company performance.
Tabular List
•Free Cash Flow
•Relative Total Shareholder Return (TSR)
•Adjusted Net Sales
•Adjusted Operating Income
Description of Relationships Between Compensation Actually Paid and Performance
The graphs below describe, in a manner compliant with the relevant rules, the relationship between Compensation Actually Paid and the individual performance measures shown.

Compensation Actually Paid Versus TSR
$195.74
$236.79
$118.10
$148.03
$112.49
$89.78
$95.23
$53.83
$53.70
$50.56
$22.8
$5.2
$15.5
$3.8
$(7.6)
$(1.2)
$14.5
$2.6
$10.5
$1.3
2020
2021
2022
2023
2024
Compensation Actually Paid (PEO) ($ in millions)
Avg. Compensation Actually Paid (Non-PEO NEO) ($ in millions)
Company TSR
Peer Group TSR

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EQUITY COMPENSATION PLAN INFORMATION
The following table summarizes our equity compensation plan information as of December 28, 2024:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)		Weighted average exercise price of outstanding options, warrants and rights (b)		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)

Equity compensation plans approved by YETI Holdings, Inc. stockholders(1)	2,510,412	(2)	$19.73	(3)	3,552,684	(4)
Equity compensation plans not approved by YETI Holdings, Inc. stockholders
Total	2,510,412		$19.73		3,552,684
(1)Reflects the YETI Holdings, Inc. 2012 Equity and Performance Incentive Plan, as amended and restated on June 20, 2018 (the “2012 Plan”), the YETI Holdings, Inc. 2018 Equity and Incentive Compensation Plan (the “2018 Plan”), and the YETI Holdings, Inc. 2024 Equity and Incentive Compensation Plan (the “2024 Plan”). The 2012 Plan and 2018 Plan were both approved by our stockholders via written consent on September 26, 2018. As of October 25, 2018, the 2012 Plan is no longer in effect for new grants. As of May 7, 2024, the 2018 Plan is no longer in effect for new grants since stockholders approved the 2024 Plan.
(2)Includes an aggregate of 559,487 shares subject to outstanding options granted under the 2012 Plan or the 2018 Plan, as well as an aggregate of 1,864,194 RSUs that have been granted under the 2018 Plan and 2024 Plan and an aggregate of 86,731 DSUs that have been granted under the 2018 Plan and 2024 Plan. Each RSU or DSU is intended to be the economic equivalent of one share of our common stock. Shares of restricted stock do not constitute “options, warrants or rights” and therefore are excluded from this column.
(3)The weighted-average exercise price does not include outstanding RSUs or DSUs.
(4)These shares remain available for future issuance under the 2024 Plan, as the 2012 Plan and 2018 Plan are no longer in effect for new grants. In addition to options, RSUs and DSUs, other equity benefits that may be granted under the 2024 Plan include stock appreciation rights, restricted stock, performance shares, performance units, cash incentive awards, and certain other awards based on or related to shares of our common stock.

YETI® 2025 Proxy Statement	55

AUDIT MATTERS

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES
The following table sets forth the estimated aggregate fees for professional services rendered by PricewaterhouseCoopers LLP (“PwC”) for fiscal 2024 and fiscal 2023, which were approved in compliance with the Audit Committee’s pre-approval policy described below.

	Fiscal 2024 ($)	Fiscal 2023 ($)

Audit Fees(1)	1,525,954	1,337,293
Audit-Related Fees	—	—
Tax Fees(2)	628,011	547,245
All Other Fees(3)	—	59,000
Total Fees	2,153,965	1,943,538

(1)	Audit fees represent amounts billed for professional services rendered in connection with the integrated audit of our annual financial statements and internal control over financial reporting, and the review of our interim consolidated financial statements included in our quarterly reports filed with the SEC, and services normally provided by our independent registered public accounting firm in connection with statutory or regulatory filings or engagements, accounting consultations on matters addressed during the audit or interim reviews and SEC filings, including comfort letters, consents, and comment letters.

(2)	Tax fees represent amounts billed for tax advice, tax compliance and consulting.

(3)	All other fees represent other permissible non-audit advisory services, including a disclosure checklist tool.
In considering the nature of the services provided by PwC, the Audit Committee determined that the provision of such services is consistent with the SEC’s rules on auditor independence.
AUDIT COMMITTEE PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES
It is the policy of the Audit Committee to pre-approve all audit engagement fees, terms, and services and permissible non-audit services to be performed by our independent registered public accounting firm.
Annually, the Audit Committee reviews and, as it deems appropriate, pre-approves the anticipated audit, audit-related, tax, and other services to be performed by the independent registered public accounting firm during the year. The Audit Committee reviews a description of the scope of services falling within pre-designated fee categories and imposes specific budgetary guidelines. The Audit Committee periodically reviews and pre-approves proposed additional services to be performed by the independent registered public accounting firm and related fees that are outside the scope of the services and fees pre-approved by the Audit Committee during its annual review. In order to respond to time-sensitive requests for services that may arise between regularly scheduled meetings, the Audit Committee delegates pre-approval authority to one or more of its members, who report any pre-approval decisions to the Audit Committee at its next scheduled meeting. During fiscal 2024, the Audit Committee did not approve any non-audit services pursuant to the de minimis exception described in Section 10A(i)(1)(B) of the Exchange Act.

56	YETI® 2025 Proxy Statement

Audit Matters
AUDIT COMMITTEE REPORT
The following report of the Audit Committee shall not be deemed to be “soliciting material” or to otherwise be considered “filed” with the SEC or be subject to Regulation 14A or 14C (other than as provided in Item 407 of Regulation S-K) or to the liabilities of Section 18 of the Exchange Act, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, except to the extent that YETI specifically incorporates it by reference into such filing.
As provided in its charter, the purposes of the Audit Committee are to (a) assist the Board in fulfilling its oversight responsibilities with respect to (i) the integrity of YETI’s financial statements, (ii) YETI’s compliance with legal and regulatory requirements, (iii) the independent auditors’ qualifications, independence and performance, and (iv) the performance of YETI’s internal audit function; (b) prepare the Audit Committee’s report to be included in YETI’s annual proxy statement; (c) advise and consult with management and the Board regarding the financial affairs of YETI; and (d) appoint, compensate, retain, dismiss and oversee the work of YETI’s independent auditors. Our principal responsibility is one of oversight. YETI’s management is responsible for the preparation, presentation and integrity of its financial statements and YETI’s independent registered public accounting firm, is responsible for auditing and reviewing those financial statements. YETI’s independent registered public accounting firm reports directly to the Audit Committee, which is responsible for the appointment, compensation, retention and oversight of the independent registered public accounting firm.
In this context, we have reviewed and discussed YETI’s audited consolidated financial statements for the fiscal year ended December 28, 2024, with YETI’s management and PricewaterhouseCoopers LLP, YETI’s independent registered public accounting firm for fiscal 2024. This review included discussions with PricewaterhouseCoopers LLP regarding those matters required to be discussed by applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) and the SEC. In addition, we received from PricewaterhouseCoopers LLP the written disclosures and the letter required by the applicable requirements of the PCAOB regarding PricewaterhouseCoopers LLP’s communications with the Audit Committee concerning independence and discussed with PricewaterhouseCoopers LLP its independence from YETI and its management.
Based on these reviews and discussions and the reports of PricewaterhouseCoopers LLP, the Audit Committee recommended to the Board that the audited financial statements be included in YETI’s Annual Report on Form 10-K for the fiscal year ended December 28, 2024, for filing with the SEC.
The Audit Committee
•Robert K. Shearer (Chair)
•Alison Dean
•Frank D. Gibeau
•Mary Lou Kelley

YETI® 2025 Proxy Statement	57

Audit Matters
PROPOSAL 3. RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee is directly and solely responsible for the appointment, compensation, retention and oversight of the independent external audit firm retained to audit YETI’s financial statements. YETI’s independent registered public accounting firm for the fiscal year ended December 28, 2024 was PwC. Although stockholder ratification of this appointment is not required, as a matter of good corporate governance, the Audit Committee requests that stockholders ratify its appointment of PwC to serve as our independent registered public accounting firm for the fiscal year ending January 3, 2026. If the appointment is not ratified, the Audit Committee will consider whether it is appropriate to select another independent registered public accounting firm. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the fiscal year if it determines that such a change would be in the best interests of YETI and its stockholders. The members of the Audit Committee and the Board believe that the Audit Committee’s appointment of PwC as YETI’s independent external auditor is in the best interests of YETI and its stockholders.
We expect that representatives of PwC will be present at the Annual Meeting and will have an opportunity to make a statement if they so desire and to respond to appropriate questions.

The Board unanimously recommends that stockholders vote “FOR” the ratification, on a non-binding basis, of the appointment of PwC as YETI’s independent registered public accounting firm for the fiscal year ending January 3, 2026.

58	YETI® 2025 Proxy Statement

STOCK OWNERSHIP AND CERTAIN RELATIONSHIPS

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information with respect to the beneficial ownership of our common stock as of March 3, 2025, except to the extent indicated otherwise in the footnotes by the following:
▪each stockholder who beneficially owns more than 5% of our common stock;
▪each NEO (as defined in Compensation Discussion and Analysis);
▪each of our directors and director nominees; and
▪all of our current executive officers and directors as a group.
The number of shares beneficially owned by each stockholder, director or officer is determined in accordance with the rules of the SEC and the information is not necessarily indicative of beneficial ownership for any other purpose. Except as affected by applicable community property laws or as otherwise set forth in the footnotes below, all persons listed have sole voting and investment power with respect to all shares shown as beneficially owned by them.

Name of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned	Percent of Common Stock Beneficially Owned(1)

5% Stockholders:
Baillie Gifford & Co(2)	7,712,460	9.32%
Blackrock, Inc.(3)	8,858,012	10.70%
Capital World Investors(4)	4,233,516	5.11%
Vanguard Group(5)	8,209,349	9.92%
Wasatch Advisors(6)	5,518,066	6.67%
Named Executive Officers, Directors and Director Nominees:
S. Faiz Ahmad(7)	26,921	*
Bryan C. Barksdale(8)	46,930	*
Martin H. Duff	12,651	*
Michael J. McMullen(9)	31,864	*
Matthew J. Reintjes(10)	174,616	*
Elizabeth L. Axelrod(11)	—	—
Alison Dean(11)(12)	6,597	*
Frank D. Gibeau(11)(13)	9,308	*
Robert Katz(14)	864	*
Mary Lou Kelley(11)	9,351	*
Dustan E. McCoy(11)(15)	22,079	*
Robert K. Shearer(11)	—	—
All current executive officers and directors as a group (11 persons)(11)(16)	890,055	*

*	Represents less than 1%.
(1)	Percentages based on 82,785,530 outstanding shares of our common stock on March 3, 2025.

YETI® 2025 Proxy Statement	59

Stock Ownership
(2)Information regarding the number of shares beneficially owned is based on information contained in a Schedule 13G/A filed with the SEC on February 12, 2025 by Baillie Gifford & Co (“Baillie Gifford”). According to the Schedule 13G/A, as of December 31, 2024, Baillie Gifford had sole voting power with respect to 6,627,333 shares, shared voting power with respect to 0 shares, sole dispositive power with respect to 7,712,460 shares and shared dispositive power with respect to 0 shares. Securities reported on this Schedule 13G/A as being beneficially owned by Baillie Gifford & Co. are held by Baillie Gifford & Co. and/or one or more of its investment adviser subsidiaries, which may include Baillie Gifford Overseas Limited, on behalf of investment advisory clients, which may include investment companies registered under the Investment Company Act, employee benefit plans, pension funds or other institutional clients. The address of Baillie Gifford is Calton Square, 1 Greenside Row, Edinburgh EH1 3AN, Scotland, UK.
(3)Information regarding the number of shares beneficially owned is based on information contained in a Schedule 13G/A filed with the SEC on October 7, 2024 by Blackrock, Inc. (“Blackrock”). According to the Schedule 13G/A, as of September 30, 2024, Blackrock had sole voting power with respect to 8,384,009 shares, shared voting power with respect to 0 shares, sole dispositive power with respect to 8,858,012 shares and shared dispositive power with respect to 0 shares. The address of BlackRock is 50 Hudson Yards, New York, NY 10001.
(4)Information regarding the number of shares beneficially owned is based on information contained in a Schedule 13G/A filed with the SEC on February 9, 2024 by Capital World Investors, which is a division of Capital Research and Management Company, as well as its investment management subsidiaries and affiliates Capital Bank and Trust Company, Capital International, Inc., Capital International Limited, Capital International Sarl, Capital International K.K., Capital Group Private Client Services, Inc., and Capital Group Investment Management Private Limited. According to the Schedule 13G/A, as of December 29, 2023, Capital World Investors had sole voting power with respect to 4,233,516 shares, shared voting power with respect to 0 shares, sole dispositive power with respect to 4,233,516 shares and shared dispositive power with respect to 0 shares. The address of Capital Research Global Investors is 333 South Hope Street, 55th Floor, Los Angeles, CA 90071.
(5)Information regarding the number of shares beneficially owned is based on information contained in a Schedule 13G/A filed with the SEC on February 13, 2024 by The Vanguard Group (“Vanguard”). According to the Schedule 13G/A, as of December 29, 2023, Vanguard had sole voting power with respect to 0 shares, shared voting power with respect to 48,950 shares, sole dispositive power with respect to 8,069,223 shares and shared dispositive power with respect to 140,126 shares. The address of Vanguard is 100 Vanguard Blvd., Malvern, Pennsylvania 19355.
(6)Information regarding the number of shares beneficially owned is based on information contained in a Schedule 13G/A filed with the SEC on February 9, 2024 by Wasatch Advisors LP (“Wasatch”). According to the Schedule 13G/A, as of December 31, 2023, Wasatch had sole voting power with respect to 5,518,066 shares, shared voting power with respect to 0 shares, sole dispositive power with respect to 5,518,066 shares and shared dispositive power with respect to 0 shares. The address of Wasatch is 505 Wakara Way, Salt Lake City, Utah 84108.
(7)S. Faiz Ahmad ceased serving as our Senior Vice President, Chief Commercial Officer on March 1, 2024. The amount reported as beneficially owned by Mr. Ahmad is based on information contained in the last Form 4 filed by Mr. Ahmad with the SEC prior to the cessation of his employment, adjusted to give effect to subsequent transactions of which we are aware in connection with employment-related equity awards.
(8)Includes 47,293 shares of common stock that Bryan C. Barksdale has the right to acquire within 60 days of March 3, 2025 through the exercise of options.
(9)Includes 11,444 shares of common stock that Michael J. McMullen has the right to acquire within 60 days of March 3, 2025 through the exercise of options.
(10)Includes 500,750 shares of common stock that Matthew J. Reintjes has the right to acquire within 60 days of March 3, 2025 through the exercise of options.
(11)Does not include shares of common stock underlying DSUs. DSUs vest in full in one installment on the earlier to occur of (a) the first anniversary of the date of grant and (b) immediately prior to our next annual meeting of our stockholders, subject to the director’s continued service through the applicable vesting date. Settlement does not occur until the earlier of (a) the date specified by the non-employee director in his or her deferral election form or (b) the six-month anniversary of the non-employee director’s cessation of service on the Board. As of March 3, 2025, directors held the following number of DSUs: Elizabeth L. Axelrod, 4,941; Alison Dean, 1,342; Frank D. Gibeau, 6,322; Robert A. Katz, 0; Mary Lou Kelley, 22,290; Dustan E. McCoy, 3,155; and Robert K. Shearer, 48,681.
(12)Includes 4,077 shares of common stock that Alison Dean has the right to acquire within 60 days of March 3, 2025 through the vesting of RSUs.
(13)Reflects 4,077 shares of common stock that Frank D. Gibeau has the right to acquire within 60 days of March 3, 2025 through the vesting of RSUs.
(14)Reflects 4,077 shares of common stock that Robert A. Katz has the right to acquire within 60 days of March 3, 2025 through the vesting of RSUs.
(15)Reflects 4,077 shares of common stock that Dustan E. McCoy has the right to acquire within 60 days of March 3, 2025 through the vesting of RSUs.
(16)Includes 575,795 shares of common stock that current executive officers and directors have the right to acquire within 60 days of March 3, 2025 through the exercise of options or the vesting of RSUs.

60	YETI® 2025 Proxy Statement

Stock Ownership
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
Since December 31, 2023, we have not participated in any transactions in which the amount involved exceeds $120,000 and in which any of our executive officers, directors, or beneficial holders of more than 5% of our capital stock had or will have a direct or indirect material interest.
Policies and Procedures for Related Party Transactions
Pursuant to the Audit Committee Charter, the Audit Committee is responsible for reviewing and approving or disapproving “Related Person Transactions.” Pursuant to our Related Person Transactions Policy, Related Person Transactions are, subject to the exclusions described below, transactions, arrangements or relationships between us and related persons in which the aggregate amount involved exceeds or may be expected to exceed $120,000 and in which a related person is determined to have, have had, or expects to have a direct or indirect material interest or transactions, arrangements or relationships that would cast into doubt the independence of a director, would present the appearance of a conflict of interest between us and related persons or is otherwise prohibited by law, rule or regulation. Our policy specifically excludes the following from the definition of Related Person Transaction: (a) compensation to a director or executive officer that is or will be disclosed in YETI’s proxy statement; (b) compensation to an executive officer who is not an immediate family member of a director or of another executive officer that has been approved by the Compensation Committee or the Board; (c) a transaction in which the rates or charges involved are determined by competitive bids, or which involves rates or charges fixed in conformity with law or governmental authority; (d) a transaction that involves services as a bank depositary of funds, transfer agent, registrar, indenture trustee or similar services; (e) a transaction in which the related person’s interest arises solely from the ownership of YETI stock and all stockholders receive the same benefit on a pro rata basis; and (f) a transaction entered into or consummated prior to the date of our IPO. Our policy regarding Related Person Transactions provides that a related person is: (a) any person who has served as a director or an executive officer of YETI at any time during the last fiscal year; (b) any person whose nomination to become a director has been presented in a proxy statement relating to the election of directors since the beginning of the last fiscal year; (c) any person who was at any time during the last fiscal year an immediate family member of any of the persons listed in (a) and (b) of this sentence; or (d) any person or any immediate family member of such person who is known to us to be the beneficial owner of more than 5% of YETI’s stock at the time of the transaction
The Audit Committee will report its action with respect to any Related Person Transaction to the Board. In the event that any Related Person Transaction is approved by the Audit Committee, such transaction will be disclosed in our proxy statement for the next annual meeting of stockholders following such approval.

YETI® 2025 Proxy Statement	61

ADDITIONAL INFORMATION

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING
Why am I receiving this Proxy Statement?
You are receiving this Proxy Statement in connection with the solicitation of proxies by YETI’s Board to be voted at the Annual Meeting (and at any adjournment or postponement of the Annual Meeting), for the purposes set forth in the Annual Meeting Notice.
What is a proxy?
A proxy is your legal designation of another person to vote the stock you own. If you designate someone as your proxy in a written document, that document is also called a proxy (or proxy card). Michael J. McMullen and Bryan C. Barksdale have been designated as the proxy holders in connection with the Board’s solicitation of proxies for the Annual Meeting.
How can I attend the Annual Meeting?
You may attend the Annual Meeting online, including to vote and/or submit questions, at www.virtualshareholdermeeting.com/YETI2025. The Annual Meeting will begin at 8:00 a.m. CDT, with online check-in beginning at 7:45 a.m. CDT, on May 1, 2025. Stockholders will need to use the control number on their proxy card, voting instruction form or Notice of Internet Availability in order to log into www.virtualshareholdermeeting.com/YETI2025. We encourage you to access the Annual Meeting prior to the start time. Please allow ample time for online check-in, which will begin at 7:45 a.m. CDT. Please note that if you do not have your control number and you are a registered owner, operators will be able to provide your control number to you. However, if you are a beneficial owner (and thus hold your shares in an account at a bank, broker or other holder of record), you will need to contact that bank, broker or other holder of record to obtain your control number prior to the Annual Meeting if you are unable to locate it on your voting instruction form or Notice of Internet Availability. Technicians will be available to assist you with any technical difficulties. If you encounter any difficulties accessing the Annual Meeting during the check-in or during the Annual Meeting, please call 1-844-986-0822, or 303-562-9302 for international calls. The technical support number will also be displayed on the login page of the online virtual meeting platform.
Can I ask questions?
Stockholders who enter the Annual Meeting Portal using their control number may submit live questions during the Annual Meeting at www.virtualshareholdermeeting.com/YETI2025. During the Annual Meeting, we will answer as many stockholder submitted questions as time permits, and any questions that we are unable to address during the Annual Meeting will be published and answered on our website following the Annual Meeting with the exception of any questions that are irrelevant to the purpose of the Annual Meeting or our business or that contain inappropriate or derogatory comments. If we receive substantially similar questions, we will group such questions together and provide a single response to avoid repetition.
Who is entitled to vote at the Annual Meeting?
Holders of shares of YETI’s common stock at the close of business on March 3, 2025, which is the date that the Board has designated as the record date for the Annual Meeting (the “Record Date”), are entitled to vote their shares at the Annual Meeting. As of the Record Date, there were 82,785,530 shares of our common stock issued and outstanding. Each share of YETI’s common stock entitles its holder to one vote on each matter to be acted on at the Annual Meeting.

62	YETI® 2025 Proxy Statement

Additional Information
How many shares must be present to hold the Annual Meeting?
The presence, in person or by proxy, of the holders of a majority of the issued and outstanding shares of our common stock entitled to vote at the Annual Meeting is necessary to constitute a quorum to transact business. If a quorum is not present or represented at the Annual Meeting, the chair of the Annual Meeting or, if directed by the chair of the Annual Meeting, holders of a majority of the issued and outstanding shares of our common stock present, in person or by proxy at the Annual Meeting and entitled to vote thereon, may adjourn the Annual Meeting from time to time without notice or other announcement until a quorum is present or represented.
What am I voting on and what are the Board voting recommendations?
See page 2 of this Proxy Statement under “Proxy Summary — Matters To Be Voted On.”
Can other matters be decided at the Annual Meeting?
Management does not intend to present any business at the Annual Meeting for a vote other than the matters set forth in the Annual Meeting Notice and has no information that others will do so. If other matters requiring a vote of the stockholders properly come before the Annual Meeting, it is the intention of the proxy holders appointed by the Board to vote the shares represented by the proxies held by them in accordance with applicable law and their judgment on such matters.
How can I vote?
Beneficial Owners
If you are a beneficial owner and your shares are held by a bank, broker or other nominee, you should follow the instructions provided to you by that firm. Although most banks and brokers now enable beneficial owners to submit their voting instructions by mail, by telephone and by Internet, availability and specific procedures will depend on their voting arrangements. Shares held beneficially may be voted electronically during the Annual Meeting by going to the web address www.virtualshareholdermeeting.com/YETI2025, entering the control number on the voting instruction form or Notice of Internet Availability received by the beneficial owner and following the instructions for voting.
Stockholders of Record
In Advance of the Annual Meeting
If you are a stockholder of record, you can submit a proxy in advance of the Annual Meeting to instruct how to vote your shares at the meeting. You may do this via the following methods:

By Telephone Dial 1-800-690-6903 and follow the instructions for telephone voting shown on the proxy card mailed to you, or the instructions that you received by email.

By Mail
If you received a printed copy of the proxy materials by mail, complete, sign, date and mail the proxy card in the envelope provided. If you vote via the Internet or by telephone, please do not mail your proxy card.

By Mobile Device Scan, with your mobile device, the QR code provided on the proxy card mailed to you.

By Internet
In advance of the Annual Meeting, go to the web address www.proxyvote.com and follow the instructions for Internet voting shown on the Notice of Internet Availability of Proxy Materials or proxy card mailed to you, or the instructions that you received by email.

The deadline to submit a proxy in advance by telephone or electronically is 11:59 P.M. EDT on April 30, 2025. If you submit a proxy by phone or electronically for the voting of your shares at the Annual Meeting, you do not need to return a proxy card. If you plan to mail or return a proxy card to instruct how your shares are voted at the Annual Meeting, your proxy card should be returned so that it is received before the polls close at the Annual Meeting.

YETI® 2025 Proxy Statement	63

Additional Information
During the Annual Meeting
If you are a stockholder of record, you can attend the Annual Meeting and vote your shares during the meeting, by going to the web address www.virtualshareholdermeeting.com/YETI2025, entering the control number on the proxy card or Notice of Internet Availability you received and following the instructions for voting.
Can I change my proxy vote?
If you are stockholder of record, you can change your proxy vote or revoke your proxy at any time before the Annual Meeting by:
•returning a signed proxy card with a later date;
•authorizing a new proxy vote electronically through the Internet or by telephone; or
•delivering a written revocation of your proxy to Bryan C. Barksdale, Chief Legal Officer and Secretary, YETI Holdings, Inc., 7601 Southwest Parkway, Austin, Texas 78735 before your original proxy is voted at the Annual Meeting.
Your attendance at the Annual Meeting will not, by itself, constitute revocation of a proxy. Unless you attend the Annual Meeting and vote your shares at the Annual Meeting, you should change your proxy vote using the same method (by Internet, telephone or mail) that you first used to submit a proxy vote for your shares. This will help the inspector of election for the Annual Meeting verify your latest vote.
If you are a beneficial owner of shares, you can submit new voting instructions by contacting your broker, bank or other nominee. You also can vote at the Annual Meeting by using the control number on your proxy card, voting instruction form, or Notice of Internet Availability.
What if I return my proxy card but do not provide voting instructions?
Proxies that are signed and returned but do not contain voting instructions will be voted:
•FOR ALL to elect the Class I director nominees listed in this Proxy Statement (Proposal 1);
•FOR the approval of the compensation paid to YETI’s named executive officers (Proposal 2);
•FOR the ratification of the appointment of PWC as YETI’s independent registered public accounting firm for the fiscal year ending January 3, 2026 (Proposal 3); and
•In the discretion of the named proxy holders if any other matters are properly brought before the Annual Meeting.
Will my shares be voted if I don’t provide my proxy or instruction card?
Registered Stockholders
If your shares are registered in your name, your shares will not be voted unless you provide a proxy by Internet, by telephone, by mail, or vote in person at the Annual Meeting.
Beneficial Owners
Brokers who hold shares in street name for consumers are required to vote shares in accordance with instructions received from the beneficial owners. Rule 452 of the NYSE restricts when brokers who are record holders of shares may exercise discretionary authority to vote those shares in the absence of instructions from beneficial owners. Brokers are not permitted to vote on non-discretionary items such as the election of directors, executive compensation and other significant matters without instructions from the beneficial owner, although brokers will be permitted to vote on discretionary items such as auditor ratification. As a result, if your shares are held in street name and you do not submit voting instructions to your broker, your brokerage firm cannot vote your shares in its discretion on any of the proposals at the Annual Meeting other than the proposal to ratify the appointment of PwC (Proposal 3), which is considered a discretionary matter. If your broker exercises this discretion to vote your shares on Proposal 3, your shares will constitute “broker non-votes” on each of the other proposals.
YETI cannot provide a single proxy or instruction card for stockholders who own shares in multiple forms as registered stockholders or beneficial owners. As a result, if your shares are held in multiple types of accounts, you must submit your votes for each type of account in accordance with the instructions you receive for that account.

64	YETI® 2025 Proxy Statement

Additional Information
What is the vote required for each proposal?
For Proposal 1, the election of the Class I directors, you may vote “For All” director nominees or withhold your vote for any one or more of the director nominees. Under our Bylaws, director nominees are elected by a plurality of the votes cast by holders of the shares of our common stock entitled to vote in the election of directors at a meeting of stockholders at which a quorum is present. Withheld votes and broker non-votes will have no effect on the election of directors. This means that the individuals nominated for election to the Board who receive the most affirmative votes (among votes properly cast in person or by proxy) will be elected.
For Proposal 2, you may vote “For” or “Against” or abstain from voting. Under our Bylaws, the affirmative vote of a majority of the shares of common stock cast affirmatively or negatively on the proposal by holders present or represented at the Annual Meeting is required to approve Proposal 2. Abstentions and broker non-votes will not be considered as votes cast and, as a result, will not have any effect on Proposal 2.
For Proposal 3, you may vote “For” or “Against” or abstain from voting. Under our Bylaws, the affirmative vote of a majority of the shares of common stock cast affirmatively or negatively on the proposal by holders present or represented at the Annual Meeting is required to ratify the appointment of our independent registered public accounting firm. Abstentions will not be considered as votes cast and, as a result, will not have any effect on the proposal. Because the ratification of the appointment of the independent auditor is considered a “routine” matter, we do not anticipate any broker non-votes with respect to Proposal 3.
When did YETI begin mailing the Notice of Internet Availability and first make available this Proxy Statement and form of proxy to stockholders?
We began mailing the Notice of Internet Availability, and first made available this Proxy Statement and the accompanying form of proxy to our stockholders, on or about March 21, 2025.
Who will count the votes?
A representative of Broadridge Financial Solutions, Inc., our transfer agent, will tabulate the votes and act as the inspector of election.
Where can I find the voting results of the Annual Meeting?
The preliminary voting results will be announced at the Annual Meeting. The final voting results will be tallied by the inspectors of election and disclosed by YETI in a Current Report on Form 8-K filed with the SEC within four business days following the Annual Meeting.
What is “householding” and how does it affect me?
With respect to eligible stockholders who share a single address and did not receive a Notice of Internet Availability, we are sending only one Proxy Statement and Annual Report to that address unless we received instructions to the contrary from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, if a stockholder of record residing at such address wishes to receive a separate Proxy Statement or Annual Report in the future, he or she may contact YETI Holdings, Inc., 7601 Southwest Parkway, Austin, Texas 78735, Attn: Investor Relations, or call (512) 271-6332 and ask for Investor Relations. Eligible stockholders of record receiving multiple copies of our Proxy Statement and the Annual Report can request householding by contacting us in the same manner. Stockholders who own shares through a bank, broker or other nominee can request householding by contacting the nominee.
We hereby undertake to deliver promptly, upon written or oral request, a copy of this Proxy Statement or Annual Report to a stockholder at a shared address to which a single copy of the document was delivered. Requests should be directed to the address or phone number set forth above.
Who bears the cost of this proxy solicitation?
The cost of preparing, assembling, posting on the Internet, printing and mailing the Notice of Internet Availability, Annual Meeting Notice, Annual Report, this Proxy Statement, and the form of proxy, as well as the reasonable costs of forwarding solicitation materials to the beneficial owners of shares of our common stock, and other costs of solicitation, will be borne by YETI. We have retained Innisfree M&A Incorporated to aid in our solicitation. For these services, we will pay Innisfree a fee of approximately $25,000 and reimburse them for certain out-of-pocket disbursements and expenses.

YETI® 2025 Proxy Statement	65

Additional Information
Officers and employees of YETI may solicit proxies, either through personal contact or by mail, telephone, or other electronic means. These officers and employees will not receive additional compensation for soliciting proxies, but will be reimbursed for out-of-pocket expenses. Brokerage houses and other custodians, nominees, and fiduciaries, with shares of our common stock registered in their names, will be requested to forward solicitation materials to the beneficial owners of such shares of our common stock.
Can I find additional information on YETI’s website?
Yes. Although the information contained on our website is not part of this Proxy Statement, you will find information about YETI and our corporate governance practices under “Governance” in the Investor Relations section of our website, www.YETI.com. Our website contains information about the Board, Board committees, Charter, Bylaws, Code of Business Conduct, Corporate Governance Guidelines, and information about insider transactions. Stockholders may obtain, without charge, hard copies of the above documents by writing to YETI Holdings, Inc., 7601 Southwest Parkway, Austin, Texas 78735, Attn: Investor Relations.
DIRECTOR NOMINATIONS AND STOCKHOLDER PROPOSALS
Any stockholder who wishes to have a qualified proposal considered for inclusion in our proxy statement for our 2026 Annual Meeting of Stockholders must comply with the procedural and other requirements set forth in Rule 14a-8 under the Exchange Act. To be eligible for inclusion in our proxy statement for the 2026 Annual Meeting of Stockholders, the proposal must be received by our Secretary at our principal executive offices no later than November 21, 2025.
In addition, any stockholder who intends to submit a proposal for consideration at our 2026 Annual Meeting of Stockholders, but not for inclusion in our proxy statement, or who intends to submit nominees for election as directors at the Annual Meeting must notify our Secretary in writing in accordance with the requirements set forth in Section 1.10 of our Bylaws. Under our Bylaws, such written notice must be received at our principal executive offices no earlier than January 1, 2026 and no later than the close of business on January 31, 2026. However if the date of the 2026 Annual Meeting changes by more than thirty (30) days before or more than seventy (70) days after the anniversary date of this year’s Annual Meeting, the stockholder’s written notice must be delivered not earlier than the close of business 120 days prior to the date of the 2026 Annual Meeting and not later than the close of business on the later of 90 days prior to the date of the 2026 Annual Meeting or 10 days following the day on which we publicly announce the date of the 2026 Annual Meeting. The written notice must also satisfy the informational and other specified requirements set forth in Section 1.10 of our Bylaws. If the written notice is not received between these dates or does not satisfy the additional requirements set forth in Section 1.10 of our Bylaws, the notice will be considered untimely and any nomination or business proposed to be brought before the meeting will be disregarded and not be acted upon at our 2026 Annual Meeting.
In accordance with our Bylaws, the foregoing deadline and notice requirements set forth in Section 1.10 of our Bylaws are also intended to apply to and satisfy the deadline and notice requirements set forth in paragraph (b) of Rule 14a-19 under the Exchange Act with respect to notice by a stockholder who intends to solicit proxies in support of director nominees other than the Board’s nominees at the 2026 Annual Meeting.
ANNUAL REPORT
You may obtain a copy of YETI’s Annual Report on Form 10-K for the fiscal year ended December 28, 2024 without charge by sending a written request to YETI Holdings, Inc., 7601 Southwest Parkway, Austin, Texas 78735, Attn: Investor Relations. The Annual Report on Form 10-K is also available at www.YETI.com.
OTHER BUSINESS
The Board is not aware of any other business to be brought before the Annual Meeting. If, however, any other business should properly come before the Annual Meeting, the persons named as proxy holders will have discretion to vote the proxy in accordance with applicable law and their judgment on such matters.

66	YETI® 2025 Proxy Statement

APPENDIX A

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
This Proxy Statement refers to “adjusted net sales,” “adjusted gross profit,” “adjusted gross margin,” “adjusted operating income,” “adjusted operating margin,” “adjusted net income,” and “adjusted net income per diluted share,” which are not defined by generally accepted accounting principles (“GAAP”) and are considered non-GAAP financial measures, as defined by the SEC’s Regulation G. For each of these non-GAAP financial measures, we have provided below a reconciliation of the differences between the non-GAAP measures to the most directly comparable financial measures calculated in accordance with GAAP. We believe these non-GAAP financial measures may be useful in evaluating our financial information and comparing year-over-year performance, and we have incorporated adjusted net sales and adjusted operating income as a performance measure in our STIP. However, these measures should not be considered in isolation and should be viewed in addition to, and not as an alternative for, our reported results prepared in accordance with GAAP. In addition, our non-GAAP financial information may not be comparable to similarly titled measures reported by other companies.
The following table provides a numerical reconciliation of these non-GAAP financial measures (in millions, except for per share amounts):

	2020	2021	2022	2023	2024
Net sales	$1,091.7	$1,411.0	$1,595.2	$1,658.7	$1,829.9
Product recalls(1)	—	—	38.4	21.7	8.8
Adjusted net sales	$1,091.7	$1,411.0	$1,633.6	$1,680.4	$1,838.7

Gross profit	$628.8	$816.1	$763.4	$943.2	$1,063.3
Transition costs(1)	—	—	—	—	5.6
Product recalls(2)	—	—	97.0	13.3	8.1
Adjusted gross profit	$628.8	$816.1	$860.4	$956.5	$1,076.9
Adjusted gross margin	57.6%	57.8%	52.7%	56.9%	58.6%
Note: Amounts may not recalculate due to rounding.

(1)	Represents inventory step-up and disposal costs in connection with the acquisition of Mystery Ranch, LLC. Inventory step-up costs are expensed as the acquired inventory is sold.
(2)	Represents adjustments and charges associated with product recalls.

YETI® 2025 Proxy Statement	A-1

Appendix A

	2020	2021	2022	2023	2024
Operating income	$214.2	$274.9	$126.4	$225.5	$245.4
Non-cash stock-based compensation expense(1)	9.0	15.5	17.8	29.8	40.7
Long-lived asset impairment(1)	1.1	2.5	1.2	2.9	5.5
Product recalls(2)	—	—	128.9	1.9	9.9
Organizational realignment costs(1)(4)	—	—	—	1.6	1.1
Business optimization expense(1)(5)	—	2.2	—	0.6	0.4
Transition costs(3)	—	—	—	—	6.3
Transaction costs(1)(6)	—	—	—	0.5	—
Adjusted operating income	$224.3	$295.1	$274.3	$262.8	$309.4
% of Adjusted net sales	20.5%	20.9%	16.8%	15.6%	16.8%

Net income	$155.8	$212.6	$89.7	$169.9	$175.7
Non-cash stock-based compensation expense(1)	9.0	15.5	17.8	29.8	40.7
Long-lived asset impairment(1)	1.1	2.5	1.2	2.9	5.5
Product recalls(2)	—	—	128.9	1.9	9.9
Organizational realignment costs(1)(4)	—	—	—	1.6	1.1
Business optimization expense(1)(5)	—	2.2	—	0.6	0.4
Transition costs(1)(3)	—	—	—	—	6.3
Transaction costs(1)(6)	—	—	—	0.5	—
Other income (expense), net(7)	(0.1)	3.2	5.7	(1.4)	13.2
Tax impact of adjusting items(8)	(2.4)	(5.7)	(37.6)	(8.8)	(18.9)
Adjusted net income	$163.3	$230.3	$205.7	$197.0	$234.0
% of Adjusted net sales	15.0%	16.3%	12.6%	11.7%	12.7%
Adjusted net income per diluted share	$1.86	$2.60	$2.36	$2.25	$2.73
Weighted average common shares outstanding – diluted	87.8	88.7	87.2	87.4	85.8
Note: Amounts may not recalculate due to rounding.
(1)These costs are reported in selling, general, and administrative (“SG&A”) expenses.
(2)Represents adjustments and charges associated with product recalls.
(3)Represents transition costs, inventory step-up and inventory disposal costs, and third-party business integration costs in connection with the acquisition of Mystery Ranch, LLC.
(4)Represents employee severance costs in connection with strategic organizational realignments.
(5)Represents start-up costs, transition and integration charges associated with our new distribution facility in Memphis, Tennessee for Fiscal 2022, our new distribution facilities in the Netherlands and Australia for Fiscal 2023, our new distribution facilities in the United Kingdom for Fiscal 2024. Fiscal 2022 includes costs to exit our distribution facility in Dallas, Texas.
(6)Represents third-party costs related to the acquisition of Mystery Ranch, including professional, legal, and other transaction costs.
(7)Other income (expense) primarily consists of realized and unrealized foreign currency gains and losses on intercompany balances that arise in the ordinary course of business. Includes the impact of the loss on prepayment, modification and extinguishment of debt. Fiscal 2023 includes the loss on modification and extinguishment of debt of $0.3 million related to the amendment of our credit facility.
(8)Represents the tax impact of adjustments calculated at an expected statutory tax rate of 24.5% for Fiscal 2020, Fiscal 2021, Fiscal 2022, Fiscal 2023, and Fiscal 2024 and 22.9% for Fiscal 2019.

A-2	YETI® 2025 Proxy Statement

YETI | BUILT FOR THE WILD.

©2025 YETI Coolers, LLC

7601 Southwest Parkway Austin, TX 78735-8989 USA

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MIX
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YETI HOLDINGS, INC.
C/O BROADRIDGE CORPORATE ISSUER SOLUTIONS, INC.
P.O. BOX 1342
BRENTWOOD, NY 11717

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/YETI2025**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V63851-P22648

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

YETI HOLDINGS, INC.

The Board of Directors recommends you vote FOR ALL to elect each Class I director nominee named in Proposal 1.

	For All	Withhold All	For All Except
1. Election of three Class I directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Elizabeth L. Axelrod
02) Frank D. Gibeau
03) Matthew J. Reintjes

The Board of Directors recommends you vote FOR proposals 2 and 3.

NOTE: In their discretion, the proxy holders are authorized to vote on such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

V63852-P22648

YETI HOLDINGS, INC.
2025 Annual Meeting of Stockholders
May 1, 2025 8:00 A.M. CDT
This proxy is solicited by the Board of Directors

The undersigned hereby appoint(s) Michael J. McMullen and Bryan C. Barksdale, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as provided on the reverse side, with all the powers which the undersigned would possess if personally present, all of the shares of common stock of YETI Holdings, Inc. that the undersigned is/are entitled to vote at the 2025 Annual Meeting of Stockholders to be held at 8:00 A.M., CDT, on May 1, 2025, at www.virtualshareholdermeeting.com/YETI2025, and any adjournment or postponement thereof.

The shares represented by this proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, the shares represented by this proxy will be voted "For All" of the nominees in the election of three Class I directors and "For" Proposals 2 and 3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the 2025 Annual Meeting of Stockholders.

Continued and to be signed on reverse side